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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         (No. 2-34393)                                                      [X]

         Pre- Effective Amendment No.                                       [  ]
                                      ----

         Post-Effective Amendment No.  109                                  [X]
                                      ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940  (No. 811-1879)                                            [X]

         Amendment No.  92                                                  [X]
                       ----

                        (Check appropriate box or boxes.)

JANUS INVESTMENT FUND
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
Address of Principal Executive Offices           (Zip Code)

Registrant's Telephone No., including Area Code:  303-333-3863
                                                --------------------------------

Thomas A. Early - 100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):
         [X] immediately upon filing pursuant to paragraph (b) of Rule 485
         [ ] on (date) pursuant to paragraph (b) of Rule 485
         [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
         [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
         [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                            April 17, 2003



                           JANUS SMALL CAP VALUE FUND


                   INVESTOR SHARES (CLOSED TO NEW INVESTORS)


                 INSTITUTIONAL SHARES (CLOSED TO NEW INVESTORS)


                                   Prospectus

     Although the Fund is closed, current investors may continue to invest in the Fund and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]


                         This Prospectus describes the Janus Small Cap Value Fund (the "Fund), a series of the Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund and Perkins, Wolf, McDonnell and Company ("Perkins") serves as subadviser to the Fund. The Fund in this Prospectus currently offers two classes of shares, Investor Shares and Institutional Shares (together, the "Shares"). Although the Fund is closed, current investors may continue to invest in the Fund and/or open new Fund accounts. The Investor Shares of the Fund are available to the general public. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Certain financial intermediaries may offer only one class of shares.



                         It is currently contemplated that the Fund will participate in a tax-free reorganization with the Berger Small Cap Value Fund.





                         If the reorganization is approved by the shareholders of Berger Small Cap Value Fund, it is currently contemplated that the reorganization will become effective on or about April 21, 2003. On, or soon after the effective date, holders of shares of Berger Small Cap Value Fund would receive, and be able to continue to purchase shares of the Fund. The Fund will not commence operations until the effective date of the reorganization.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Janus Small Cap Value Fund....................    2
                   Fees and expenses.............................    7
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    8
                   General portfolio policies....................   10
                   Risks.........................................   13
                SHAREHOLDER'S MANUAL - INVESTOR SHARES
                   Doing business with Janus.....................   18
                   Minimum investments...........................   20
                   Types of account ownership....................   20
                   To open an account or buy shares..............   24
                   To exchange shares............................   25
                   To sell shares................................   25
                   Shareholder services and account policies.....   32
                SHAREHOLDER'S MANUAL - INSTITUTIONAL SHARES......   38
                MANAGEMENT OF THE FUND
                   Investment adviser............................   44
                   Management expenses...........................   44
                   Subadviser....................................   45
                   Perkins Portfolio managers....................   45
                OTHER INFORMATION................................   47
                DISTRIBUTIONS AND TAXES
                   Distributions.................................   48
                   Distribution options..........................   49
                   Taxes.........................................   49
                FINANCIAL HIGHLIGHTS.............................   51
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   54
                   Futures, options and other derivatives........   57
                   Other investments, strategies and/or
                   techniques....................................   58


                                        Janus Small Cap Value Fund prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND

               Janus Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

--------------------------------------------------------------------------------
               - JANUS SMALL CAP VALUE FUND seeks capital appreciation.

               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?


               The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.


               The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

               The Fund's portfolio managers generally look for companies with:

               - A low price relative to their assets, earnings, cash flow or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

 2  Janus Small Cap Value Fund prospectus

               The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. For purposes of the Fund's 80% policy, net assets will take into account borrowings for investment purposes.



               Within the parameters of its specific investment policies discussed above, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/ high-risk bonds to less than 20% of its net assets.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE SMALL CAP VALUE FUND?

               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.


               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money.


               The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                        Janus Small Cap Value Fund prospectus  3

               The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance. The Investor and Institutional Shares of Berger Small Cap Value Fund will be reorganized into Investor and Institutional Shares, respectively, of the Fund on or about April 21, 2003. The bar chart below depicts the change in performance of the Fund from year to year during the period indicated. The table compares the average annual returns for the periods shown, including the after-tax returns for the Investor Shares of the Fund, to a broad-based securities market index. All performance figures shown below reflect the performance of the Investor and Institutional Shares of the Berger Small Cap Value Fund.




 4  Janus Small Cap Value Fund prospectus

               JANUS SMALL CAP VALUE FUND - INVESTOR SHARES


                 Annual returns for periods ended 12/31*
                                        16.27%  6.70%   26.06%  25.60%  36.51%  1.43%   14.31%  26.82%  20.05%    (15.59%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  12/31/01 24.60%    Worst Quarter:  9/30/02 (22.57%)



                                 Average annual total return for periods ended 12/31/02*
                                 -------------------------------------------------------
                                                          1 year     5 years    10 years
                 Janus Small Cap Value Fund - Investor
                   Shares
                   Return Before Taxes                    (15.59%)    8.30%      14.86%
                   Return After Taxes on Distributions    (16.31%)    6.55%      11.80%
                   Return After Taxes on Distributions
                     and Sale of Fund Shares**             (8.94%)    6.15%      11.10%
                 Janus Small Cap Value
                   Fund - Institutional Shares
                   Return Before Taxes                    (15.33%)    8.65%      15.08%
                 Russell 2000 Value Index+                (11.43%)    2.71%      10.85%
                   (reflects no deduction for expenses
                     or taxes)
                                                          -----------------------------



                * Returns for periods before February 14, 1997, do not include the .25% 12b-1 fee which has been paid by the Investor Shares class since the Fund adopted share classes on that date. This would have reduced the Fund's return.


               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

                + The Russell 2000 Value Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 2000 companies with lower price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company value-stock performance.




               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on


                                        Janus Small Cap Value Fund prospectus  5
               your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown only for Investor Shares and after-tax returns for Institutional Shares will differ from those shown.



               The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


 6  Janus Small Cap Value Fund prospectus

FEES AND EXPENSES


               The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements). Expense information has been restated to reflect estimated annualized expenses the Fund expects to incur during the fiscal year after the reorganization of the Berger Small Cap Value Fund into the Fund.


               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.


                                                          Total Annual                Total Annual
                                                              Fund                   Fund Operating
                                Management     Other       Operating       Total     Expenses With
                                   Fee        Expenses      Expenses      Waivers       Waivers
  Janus Small Cap Value Fund -
    Investor Shares               0.75%         .37%         1.12%          N/A          1.12%
  Janus Small Cap Value Fund -
    Institutional Shares          0.75%         .26%(1)      1.01%(1)      .19%(1)       0.82%(1)


 EXAMPLE:
 The following example is based on expenses without waivers. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Small Cap Value Fund - Investor Shares         $114      $356      $617      $1,363
  Janus Small Cap Value Fund - Institutional Shares    $103      $322      $558      $1,236


 (1) All expenses are stated both with and without contractual waivers by Janus Services LLC. Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated until July 1, 2004. All expenses are shown without the effect of any expense offset arrangements. Expense information has been restated to reflect estimated fees.

                                        Janus Small Cap Value Fund prospectus  7

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               Small Cap Value Fund seeks capital appreciation. In pursuing that objective, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Fund invests at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.

The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               The Fund's portfolio managers primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.

               The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

               The Fund's portfolio managers generally look for companies with:

               - A low price relative to their assets, earnings, cash flows, or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

 8  Janus Small Cap Value Fund prospectus

               The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.



2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.




3. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As previously noted, market capitalization is an important investment criteria for the Fund.


4. HOW DO THE FUND'S PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?



               A company may be undervalued when, in the opinion of the Fund's portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due


                                        Janus Small Cap Value Fund prospectus  9
               to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.


GENERAL PORTFOLIO POLICIES


               In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


               CASH POSITION

               When the Fund's portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. However, the portfolio managers may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.


 10  Janus Small Cap Value Fund prospectus

               OTHER TYPES OF INVESTMENTS
               The Fund invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, and securities convertible into common or preferred stocks. To a lesser degree, the Fund may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (no more than 20% of the Fund's assets)


               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return



               - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in "naked" short sales)


               - securities purchased on a when-issued, delayed delivery or forward commitment basis.

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

                                       Janus Small Cap Value Fund prospectus  11

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when the portfolio managers believe the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio

 12  Janus Small Cap Value Fund prospectus
               turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are

                                       Janus Small Cap Value Fund prospectus  13
               undervalued in the market in relation to earnings, cash flow, dividends and/or assets.


2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?


               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:



               - currency risk



               - political and economic risk



               - regulatory risk



               - market risk



               - transaction costs


3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

               The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse
 14  Janus Small Cap Value Fund prospectus
               movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgment proves incorrect.

5. THE FUND INVESTS IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

                                       Janus Small Cap Value Fund prospectus  15

--------------------------------------------------------------------------------

                           JANUS SMALL CAP VALUE FUND
                                INVESTOR SHARES
                              Shareholder's Manual

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS (INVESTOR SHARES)
--------------------------------------------------------------------------------

ALTHOUGH THE FUND IS CLOSED, CURRENT INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S MANUAL MAY CONTINUE TO INVEST IN THE FUND AND/OR OPEN NEW FUND ACCOUNTS (SEE "TYPES OF ACCOUNT OWNERSHIP," "TAX-DEFERRED ACCOUNTS," AND "SHAREHOLDER SERVICES AND ACCOUNT POLICIES"). ONCE AN ACCOUNT IS CLOSED, ADDITIONAL INVESTMENTS WILL NOT BE ACCEPTED UNLESS YOU MEET ONE OF THE SPECIFIED CRITERIA. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF THE FUND BEFORE YOUR INVESTMENT IS ACCEPTED. THE FUND MAY RESUME SALES OF ITS SHARES TO NEW INVESTORS AT SOME FUTURE DATE, BUT IT HAS NO PRESENT INTENTION TO DO SO.

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts if you are a current Fund shareholder
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

 18  Shareholder's manual - Investor Shares

--------------------------------------------------------------------------------

JANUS XPRESSLINE(TM)
1-888-979-7737
24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

                                      Shareholder's manual - Investor Shares  19

MINIMUM INVESTMENTS (INVESTOR SHARES)*+

                To open a new Investor Shares
                regular Fund account            $    2,500

                To open a new Investor Shares
                UGMA/UTMA, Traditional or Roth
                IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings
                Account                         $      500

                To add to any type of Investor
                Shares Fund account             $      100

               * These minimums apply to each individual Fund in which you invest. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP (INVESTOR SHARES)

               INDIVIDUAL OR JOINT OWNERSHIP

               Individual accounts are owned by one person. Joint accounts have two or more owners. Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. In addition, if your name appears in the registration of an existing Fund account and will also appear in the registration of a new Fund account, you may open a new Fund account directly with Janus or through certain intermediaries. If you are an employee, or living at the same address as an employee, of Janus Capital Management LLC ("Janus Capital") or any of its subsidiaries, you may open a new Fund account directly with Janus. Trustees of the Trust may also open a new Fund account directly with Janus.


 20  Shareholder's manual - Investor Shares

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. Although the Fund is closed, if your name appears in the registration of an existing Fund account, you may re-register such account as a business account directly with Janus.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.

               Although the Fund is closed, if you are an existing or new participant in a qualified plan (for example, a 401(k) plan, profit sharing plan, or money purchase pension plan), 403(b) plan, or 457 plan that currently offers the Fund as an investment option, you may direct contributions to the Fund through such plan. However, qualified retirement plans that do not currently offer the Fund will not be able to add the Fund as an investment option.

                                      Shareholder's manual - Investor Shares  21

               INVESTING FOR YOUR RETIREMENT

               Please visit janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(B)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally

 22  Shareholder's manual - Investor Shares
               subject to income tax if not used for qualified education expenses. You may open and maintain this type of account in janus.com.

               Although the Fund is closed, current investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund and/or open new Fund accounts. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Eligible investors should refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Fund is available only to U.S. citizens or residents. When you buy, exchange, or sell shares, your request will be processed at the next NAV calculated after your order is received and accepted.

                                      Shareholder's manual - Investor Shares  23

 TO OPEN AN ACCOUNT OR BUY SHARES (INVESTOR SHARES)

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------


 - You may open a new Fund account or you may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus automatically debit your designated bank account. Janus.com will provide real-time confirmation of your transaction.


 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 24  Shareholder's manual - Investor Shares

    TO EXCHANGE SHARES                           TO SELL SHARES
    (INVESTOR SHARES)                            (INVESTOR SHARES)



                                                 REMEMBER THAT THE FUND IS CLOSED.
                                                 UNLESS YOU MEET THE CRITERIA SPECIFIED
                                                 IN THIS SHAREHOLDER'S MANUAL, ONCE YOU
                                                 CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE
                                                 ADDITIONAL INVESTMENTS IN THE FUND.



    ONLINE AT www.janus.com                      ONLINE AT www.janus.com
    ---------------------------------------      ---------------------------------------
    - Exchanges may be made online at            - Redemptions may be made online at
      janus.com.                                   janus.com.



    BY TELEPHONE                                 BY TELEPHONE
    ---------------------------------------      ---------------------------------------
    - All accounts are automatically             - All accounts are automatically
      eligible to exchange shares by               eligible to sell shares by telephone.
      telephone. To exchange all or a              To sell all or a portion of your
      portion of your shares into any other        shares, call Janus XpressLine(TM) or
      available Janus fund, call Janus             a Janus Representative. The Fund
      XpressLine(TM) or a Janus                    reserves the right to limit the
      Representative.                              dollar amount of shares that you may
                                                   redeem from your account by
                                                   telephone.



                                                 BY WIRE
                                                 ---------------------------------------
                                                 - You can redeem shares by wire. For
                                                   wiring instructions, call a Janus
                                                   Representative.



    BY MAIL/IN WRITING                           BY MAIL/IN WRITING
    ---------------------------------------      ---------------------------------------
    - To request an exchange in writing,         - To request a redemption in writing,
      please follow the instructions in the        please follow the instructions in the
      "Written Instructions" section of            "Written Instructions" section of
      this manual.                                 this manual.



    BY SYSTEMATIC EXCHANGE                       BY SYSTEMATIC REDEMPTION
    ---------------------------------------      ---------------------------------------
    - You determine the amount of money you      - This option allows you to sell shares
      would like automatically exchanged           worth a specific dollar amount from
      from one Fund account to another on          your account on a regular basis.
      any day of the month. You may
      establish this program for as little
      as $100 per exchange.
    ---------------------------------------      ---------------------------------------
     Note: For more information, refer to         Note: Also refer to the "Payment of
           the "Exchange Policies" section              Redemption Proceeds" section of
           of this manual.                              this manual for more
                                                        information.


                                      Shareholder's manual - Investor Shares  25

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the next net asset value determined after we receive good funds.

               - The Fund may refuse any purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if the Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available

 26  Shareholder's manual - Investor Shares
                 for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received and accepted by the Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - For the Investor Shares class of the Janus Small Cap Value
                 Fund, new fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

                                      Shareholder's manual - Investor Shares  27

               Note: For the fastest and easiest way to exchange shares, log onto janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               - You may make four exchanges out of a Janus fund (exclusive of
                 Systematic Exchanges) per 12 month period. These limits are designed to deter short-term trading. See our Excessive Trading Policy below for more information.

               - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

EXCESSIVE TRADING POLICY

               Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders. The Fund is not intended for market timing or excessive trading. To deter these activities, the Fund or its agents may temporarily or permanently suspend or terminate exchange privileges of any investor who makes more than four exchanges out of the Fund in a calendar year and bar future purchases into the Fund by such investor. In addition, the Fund or its agents also may reject any purchase orders (including exchange purchases) by any investor or group of investors

 28  Shareholder's manual - Investor Shares
               indefinitely for any reason, including, in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

               Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers may be revoked or cancelled by the Fund on the next business day after receipt of the order. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

               - BY CHECK - Redemption proceeds will be sent to the
                 shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

               SHARES MAY BE SOLD AT ANY TIME ON JANUS.COM, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUND CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions,

                                      Shareholder's manual - Investor Shares  29
               your proceeds will be invested in the Investor Shares Class of Janus Money Market Fund during the 15 day hold period.

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:


               - You request a redemption by check above a certain dollar amount.


               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

 30  Shareholder's manual - Investor Shares

               - You would like a check mailed to an address other than the address of record.

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund (or the Fund's agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally


                                      Shareholder's manual - Investor Shares  31

               4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

               Although the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an

 32  Shareholder's manual - Investor Shares
               existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders. Except as set forth in this Shareholder's Manual, no financial intermediaries will be eligible to open new accounts with the Fund or add new investors to existing omnibus accounts, except that sponsors of certain wrap programs with existing accounts in the Fund may continue to invest in the Fund on behalf of new customers.


               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (currently, 30%) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund, such as market timing.

               ONLINE OR TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus Xpressline.(TM) You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Fund and its agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

                                      Shareholder's manual - Investor Shares  33

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES


               The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds


 34  Shareholder's manual - Investor Shares
               beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.


               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.

               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper

                                      Shareholder's manual - Investor Shares  35
               statements, and instead receive them online. In addition, on janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund distributes dividend information annually.

               The Fund produces financial reports, which include a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Fund will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Fund receives your instructions. The Fund reserves the right to charge a fee for additional account statement requests.

 36  Shareholder's manual - Investor Shares

                           JANUS SMALL CAP VALUE FUND
                              INSTITUTIONAL SHARES
                              Shareholder's Manual

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Fund. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               ALTHOUGH THE FUND IS CLOSED, INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S MANUAL MAY CONTINUE TO INVEST IN THE FUND AND/OR OPEN NEW FUND ACCOUNTS. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF A FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ONCE AN ACCOUNT IS CLOSED, ADDITIONAL INVESTMENTS WILL NOT BE ACCEPTED UNLESS YOU MEET ONE OF THE SPECIFIED CRITERIA. THE FUND MAY RESUME SALES OF ITS SHARES TO NEW INVESTORS AT SOME FUTURE DATE, BUT IT HAS NO PRESENT INTENTION TO DO SO.

               THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.


MINIMUM INVESTMENTS (INSTITUTIONAL SHARES)



               The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.


PRICING OF FUND SHARES

               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received and accepted by the Fund (or a Fund's agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are

 38  Shareholder's manual - Institutional Shares
               identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares.

               If you hold the Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

               Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. In addition, if your name appears in the registration of an existing Fund account and will appear in the registration of a new Fund account, you may open a new Fund account through your financial intermediary or plan sponsor.

               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including any minimum initial or subsequent investment requirements.

               The Fund may refuse any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if the Fund would be unable to invest the money

                                 Shareholder's manual - Institutional Shares  39
               effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

EXCHANGES

               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into Institutional Shares of other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is a taxable transaction (except for qualified plan accounts).


               - You may exchange Institutional Shares of the Fund only for
                 Institutional Shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.


               - You must meet the minimum investment amount for the Fund.

               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. The Fund does not permit frequent trading or market timing. Excessive exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher. Your financial intermediary or plan sponsor may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

REDEMPTIONS


               REMEMBER THAT THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S MANUAL, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.


               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in

 40  Shareholder's manual - Institutional Shares
               kind, automatic redemption and delays in honoring redemption requests.

               Shares of the Fund may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds will normally be wired to your financial intermediary or plan sponsor the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Although the Fund is closed, if you are an existing or new participant in a qualified plan (for example, a 401(k) plan, profit sharing plan, or money purchase pension plan), 403(b) plan, or 457 plan that currently offers the Fund as an investment option, you may direct contributions to the Fund through such plan. However, qualified retirement plans that do not currently offer the Fund will not be able to add the Fund as an investment option.

EXCESSIVE TRADING POLICY

               Frequent trades into or out of the Fund can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders, including long-term shareholders who do not generate these costs. The Fund is not intended for market timing or excessive trading. The Fund and its agents may reject any purchase request (including exchange purchases if permitted by your financial intermediary or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity is attributable to market timing or is otherwise

                                 Shareholder's manual - Institutional Shares  41
               excessive or potentially disruptive to the Fund. The Fund may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Fund believes are made on behalf of market timers.

               The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Transactions accepted by your financial intermediary or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your financial intermediary or plan sponsor.

SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

               Although the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an existing omnibus account at a financial intermediary on behalf of clients who are current Fund shareholders. Except as set forth in

 42  Shareholder's manual - Institutional Shares
               this Shareholder's Manual, no financial intermediaries or plan sponsors will be eligible to open new accounts with any of the Fund or add new investors to existing omnibus accounts, except that sponsors of certain wrap programs with existing accounts in the Fund may continue to invest in the Fund on behalf of new customers.


               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Fund distributes dividend information annually.

               You will receive annual and semiannual reports including the financial statements of the Fund that you have authorized for investment through your financial intermediary or plan sponsor. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. The Trust's fiscal year ends October 31.

                                 Shareholder's manual - Institutional Shares  43

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.



               Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               Berger Financial Group LLC ("Berger Financial"), 210 University Blvd., Denver, Colorado 80206, was the investment adviser to the Fund's predecessor until the reorganization of Berger Small Cap Value Fund into the Fund.


MANAGEMENT EXPENSES


               The Fund pays Janus Capital and Perkins a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the fiscal year ended September 30, 2002, the Fund paid Berger Financial (the Fund's former adviser) a management fee of 0.78% of its average daily net assets. Under the advisory agreement with Janus Capital and subadvisory agreement with Perkins, the Fund expects to pay total management fees of 0.75% for the fiscal year ending in September 30, 2003. As soon as practicable following the reorganization, the Fund will change its fiscal year end to October 31.


 44  Janus Small Cap Value Fund prospectus

               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

SUBADVISER

               PERKINS, WOLF, MCDONNELL AND COMPANY serves as subadviser to the Fund and served as adviser or subadviser to the Fund's predecessor since its inception in 1985. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984. Perkins provides day-to-day portfolio management to the Fund, as well as to other mutual funds and separate accounts. Janus Capital has agreed to take a 30% ownership stake in Perkins' investment advisory business subject to certain conditions. This transaction is expected to close in April 2003.


PERKINS PORTFOLIO MANAGERS

ROBERT H. PERKINS
--------------------------------------------------------------------------------

                   is a Co-Manager of the Fund, and he managed the Fund's predecessor since its inception in 1985. As lead Co-Manager, Mr. Perkins is responsible for the daily decisions of Small Cap Value's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.


                                       Janus Small Cap Value Fund prospectus  45

THOMAS M. PERKINS
--------------------------------------------------------------------------------

                   is a Co-Manager of the Fund and he managed the Fund's predecessor since 1999. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.


 46  Janus Small Cap Value Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               SIZE OF FUND


               The Fund is closed to new investors because its management and the Trustees believe that a substantial increase in size may adversely affect the Fund's ability to achieve its investment objective by reducing its flexibility in making investments and in effecting portfolio changes. Although sales to new investors have been discontinued, existing shareholders are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.


               DISTRIBUTION OF THE FUND


               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


                                       Janus Small Cap Value Fund prospectus  47

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV


               Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

 48  Janus Small Cap Value Fund prospectus
               increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of

                                       Janus Small Cap Value Fund prospectus  49
               investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 50  Janus Small Cap Value Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               This financial highlights tables are intended to help you understand the Fund's financial performance. The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements of the Berger Small Cap Value Fund which was reorganized into the Fund on or about April 21, 2003. Berger Small Cap Value Fund had a fiscal year end of September 30. As soon as practicable following the reorganization, the Fund will change its fiscal year end to October 31. The information was audited by PricewaterhouseCoopers LLP, whose report along with the financial statements of Berger Small Cap Value Fund is incorporated by reference into the SAI, which is available upon request.




                                       Janus Small Cap Value Fund prospectus  51

JANUS SMALL CAP VALUE FUND - INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                           Years ended September 30
                                        2002            2001           2000          1999          1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                             $24.49          $24.78        $20.94        $17.58        $22.28
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income (loss)         0.06            0.22          0.30        (0.02)          0.42
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                        (0.16)            1.41          3.97          4.26        (2.58)
  4.  Total from investment
      operations                         (0.10)            1.63          4.27          4.24        (2.16)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)                 (0.18)          (0.32)        (0.20)        (0.07)        (0.17)
  6.  Distributions (from capital
      gains)                             (2.25)          (1.60)        (0.23)        (0.81)        (2.37)
  7.  Total distributions                (2.43)          (1.92)        (0.43)        (0.88)        (2.54)
  8.  NET ASSET VALUE, END OF
      PERIOD                             $21.96          $24.49        $24.78        $20.94        $17.58
  9.  Total return                      (2.52%)           6.65%        20.77%        24.69%      (10.98%)
 10.  Net assets, end of period (in
      thousands)                     $1,461,278      $1,378,894      $859,030      $374,063      $108,465
 11.  Ratio of gross expenses to
      average net assets(1)               1.17%           1.14%         1.23%         1.37%         1.56%
 12.  Ratio of net expenses to
      average net assets(2)               1.15%           1.08%         1.19%         1.37%         1.56%
 13.  Ratio of net investment
      income/(loss) to average net
      assets                              0.20%           0.99%         1.69%         1.36%         0.87%
 14.  Portfolio turnover rate               39%             47%           72%           66%           69%
---------------------------------------------------------------------------------------------------------



(1) Ratio of gross expenses to average net assets is the total operating expenses before the waiver and/or reimbursement of certain fees and expense offset arrangements.


(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.


 52  Janus Small Cap Value Fund prospectus

JANUS SMALL CAP VALUE FUND - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------
                                                           Years ended September 30
                                        2002            2001           2000          1999          1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                             $24.58          $24.87        $21.00        $17.63        $22.33
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                0.12            0.28          0.33          0.04          0.45
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                        (0.13)            1.42          4.01          4.28        (2.55)
  4.  Total from investment
      operations                         (0.01)            1.70          4.34          4.32        (2.10)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)                 (0.24)          (0.39)        (0.24)        (0.14)        (0.23)
  6.  Distributions (from capital
      gains)                             (2.25)          (1.60)        (0.23)        (0.81)        (2.37)
  7.  Total distributions                (2.49)          (1.99)        (0.47)        (0.95)        (2.60)
  8.  NET ASSET VALUE, END OF
      PERIOD                             $22.08          $24.58        $24.87        $21.00        $17.63
  9.  Total return                      (2.13%)           6.93%        21.09%        25.18%      (10.65%)
 10.  Net assets, end of period (in
      thousands)                     $1,223,227      $1,185,004      $862,318      $414,347       $92,787
 11.  Ratio of net expenses to
      average net assets(1)               0.82%           0.84%         0.88%         1.01%         1.19%
 12.  Ratio of net investment
      income/(loss) to average net
      assets                              0.53%           1.26%         1.99%         1.69%         1.26%
 13.  Portfolio turnover rate               39%             47%           72%           66%           69%
---------------------------------------------------------------------------------------------------------



(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.


                                       Janus Small Cap Value Fund prospectus  53

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 54  Janus Small Cap Value Fund prospectus

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio managers may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


                                       Janus Small Cap Value Fund prospectus  55

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a

 56  Janus Small Cap Value Fund prospectus
               specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices,

                                       Janus Small Cap Value Fund prospectus  57
               commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales

 58  Janus Small Cap Value Fund prospectus
               against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For "naked" short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                       Janus Small Cap Value Fund prospectus  59

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


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


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


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


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 64

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


                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report (as they become available), free of charge by contacting Janus at 1-800-525-3713. The Fund's Statement of Additional Information is also available on janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.



                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      [JANUS LOGO]
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                            April 17, 2003







                            JANUS MID CAP VALUE FUND
                                INVESTOR SHARES

                 INSTITUTIONAL SHARES (CLOSED TO NEW INVESTORS)


                                   Prospectus


     Although the Institutional Shares class is closed to new investors, current investors of Institutional Shares may continue to invest in the Fund and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase Institutional Shares of the Fund before your investment is accepted.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)


                         This Prospectus describes the Janus Mid Cap Value Fund (the "Fund"), a series of the Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund and Perkins, Wolf, McDonnell and Company ("Perkins") serves as subadviser to the Fund. The Fund in this Prospectus currently offers two classes of shares, Investor Shares and Institutional Shares (together, the "Shares"). Although the Institutional Shares class is closed to new investors, current investors of Institutional Shares may continue to invest in the Fund and/or open new Fund accounts. The Investor Shares of the Fund are available to the general public. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Certain financial intermediaries may offer only one class of shares.


                         It is currently contemplated that the Fund will participate in a tax-free reorganization with the Berger Mid Cap Value Fund.




                         If the reorganization is approved by the shareholders of Berger Mid Cap Value Fund, it is currently contemplated that the reorganization will become effective on or about April 21, 2003. On, or soon after the effective date, holders of shares of Berger Mid Cap Value Fund would receive, and be able to continue to purchase shares of the Fund. The Fund will not commence operations until the effective date of the reorganization.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Janus Mid Cap Value Fund......................    2
                   Fees and expenses.............................    8

                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................   10
                   General portfolio policies....................   12
                   Risks.........................................   15

                SHAREHOLDER'S MANUAL - INVESTOR SHARES
                   Doing business with Janus.....................   20
                   Minimum investments...........................   21
                   Types of account ownership....................   21
                   To open an account or buy shares..............   24
                   To exchange shares............................   25
                   To sell shares................................   25
                   Shareholder services and account policies.....   32

                SHAREHOLDER'S MANUAL - INSTITUTIONAL SHARES......   38

                MANAGEMENT OF THE FUND
                   Investment adviser............................   44
                   Management expenses...........................   44
                   Subadviser....................................   45
                   Perkins Portfolio managers....................   45

                OTHER INFORMATION................................   47

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   48
                   Distribution options..........................   49
                   Taxes.........................................   49

                FINANCIAL HIGHLIGHTS.............................   51

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   54
                   Futures, options and other derivatives........   57
                   Other investments, strategies and/or
                   techniques....................................   58


                                          Janus Mid Cap Value Fund prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND

               Janus Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

--------------------------------------------------------------------------------
               JANUS MID CAP VALUE FUND seeks capital appreciation.

               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?


               The Fund invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly. For purposes of the Fund's 80% policy, net assets will take into account borrowings for investment purposes.



               Mid Cap Value Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for


 2  Janus Mid Cap Value Fund prospectus
               recovery. Mid Cap Value Fund's portfolio managers generally look for companies with:


               - A low price relative to their assets, earnings, cash flow or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.


               Within the parameters of its specific investment policies discussed above, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.



3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MID CAP VALUE FUND?


               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.


               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money.


               The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

                                          Janus Mid Cap Value Fund prospectus  3

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 4  Janus Mid Cap Value Fund prospectus

               The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance. The Investor and Institutional Shares of Berger Mid Cap Value Fund will be reorganized into Investor and Institutional Shares, respectively, of the Fund on or about April 21, 2003. The bar chart below depicts the change in performance of the Fund from year to year during the period indicated. The table compares the average annual returns for the periods shown, including the after-tax returns for the Investor Shares of the Fund, to a broad-based securities market index. All performance figures shown below reflect the performance of the Investor and Institutional Shares of the Berger Mid Cap Value Fund.


                                          Janus Mid Cap Value Fund prospectus  5

               JANUS MID CAP VALUE FUND - INVESTOR SHARES


                 Annual returns for periods ended 12/31
                                                      21.56%  27.34%  20.52%    (13.09%)
                                                       1999    2000    2001       2002

                 Best Quarter:  12/31/01 21.28%    Worst Quarter:  9/30/02 (17.66%)


                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                               1 year         8/12/98
                Janus Mid Cap Value Fund - Investor Shares
                  Return Before Taxes                         (13.09%)        15.11%
                  Return After Taxes on Distributions         (13.16%)        13.20%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (8.04%)        11.69%
                Janus Mid Cap Value Fund** - Institutional
                  Shares
                  Return Before Taxes                         (12.95%)        15.15%
                Russell Midcap Value Index+                    (9.64%)         3.55%
                  (reflects no deduction for expenses or
                    taxes)
                                                              -------------------------


                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               ** Fund returns are from periods prior to the Fund's adoption of share classes and therefore reflect a 0.25% 12b-1 fee, which has not been paid by the Institutional Shares since that class commenced investment operations on May 17, 2002.

                + The Russell Midcap Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.



               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in

 6  Janus Mid Cap Value Fund prospectus
               the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown only for Investor Shares and after-tax returns for Institutional Shares will differ from those shown.


               The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                          Janus Mid Cap Value Fund prospectus  7

FEES AND EXPENSES


               The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements). Expense information has been restated to reflect estimated annualized expenses the Fund expects to incur during the fiscal year after the reorganization of the Berger Mid Cap Value Fund into the Fund.


               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.



 8  Janus Mid Cap Value Fund prospectus

                                                            Total                   Total Annual
                                                           Annual                       Fund
                                                            Fund                     Operating
                               Management     Other       Operating      Total        Expenses
                                  Fee        Expenses     Expenses      Waivers     with Waivers
  Janus Mid Cap Value
    Fund - Investor Shares        0.65%        .43%         1.08%         N/A          1.08%
  Janus Mid Cap Value
    Fund - Institutional
    Shares                        0.65%        .28%(1)     .93%(1)       .15%(1)        .78%(1)


 EXAMPLE:
 The following example is based on expenses without waivers. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 Year    3 Years   5 Years   10 Years
                                                            --------------------------------------
  Janus Mid Cap Value Fund - Investor Shares                 $110      $343      $595      $1,317
  Janus Mid Cap Value Fund - Institutional Shares            $ 95      $296      $515      $1,143


 (1) All expenses are stated both with and without contractual waivers by Janus Services LLC. Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated until July 1, 2004. All expenses are shown without the effect of any expense offset arrangements. Expense information has been restated to reflect estimated fees.


                                          Janus Mid Cap Value Fund prospectus  9

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


               Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.


The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


               The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The


 10  Janus Mid Cap Value Fund prospectus
               portfolio managers may also sell a Fund holding to meet redemptions.


2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

               The Fund may invest in special situations. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.



                                         Janus Mid Cap Value Fund prospectus  11

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As previously noted, market capitalization is an important investment criteria for the Fund.


5. HOW DO THE FUND'S PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?



               A company may be undervalued when, in the opinion of the Fund's portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.


GENERAL PORTFOLIO POLICIES


               In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


               CASH POSITION

               When the Fund's portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the


 12  Janus Mid Cap Value Fund prospectus

               Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. However, the portfolio managers may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.


               OTHER TYPES OF INVESTMENTS
               The Fund invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, and securities convertible into common or preferred stocks. To a lesser degree, the Fund may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 20% of the Fund's assets)


               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs), for hedging purposes or for non-hedging purposes such as seeking to enhance return



               - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)


               - securities purchased on a when-issued, delayed delivery or forward commitment basis
                                         Janus Mid Cap Value Fund prospectus  13

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when the portfolio managers believe the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


 14  Janus Mid Cap Value Fund prospectus

               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small

                                         Janus Mid Cap Value Fund prospectus  15
               asset base. A Fund may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


               If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.


2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?


               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:



               - currency risk



               - political and economic risk



               - regulatory risk



               - market risk



               - transaction costs


3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the
 16  Janus Mid Cap Value Fund prospectus
               issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

               The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgment proves incorrect.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                         Janus Mid Cap Value Fund prospectus  17

--------------------------------------------------------------------------------

                            JANUS MID CAP VALUE FUND
                                INVESTOR SHARES
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS (INVESTOR SHARES)
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts if you are a current Fund shareholder
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
24 HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

 20  Shareholder's manual -- Investor Shares

MINIMUM INVESTMENTS (INVESTOR SHARES)*+

                To open a new Investor Shares
                regular Fund account            $    2,500

                To open a new Investor Shares
                UGMA/UTMA, Traditional or Roth
                IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings
                Account                         $      500

                To add to any type of Investor
                Shares Fund account             $      100

               * These minimums apply to each individual Fund in which you invest. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP (INVESTOR SHARES)

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners.

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on Janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                     Shareholder's manual -- Investor Shares  21

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.

               INVESTING FOR YOUR RETIREMENT

               Please visit janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

 22  Shareholder's manual -- Investor Shares

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.


               PLEASE REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS DULY PROCESSED AFTER RECEIVED IN GOOD ORDER.


                                     Shareholder's manual -- Investor Shares  23

 TO OPEN AN ACCOUNT OR BUY SHARES (INVESTOR SHARES)

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------


 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.


 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 24  Shareholder's manual -- Investor Shares

    TO EXCHANGE SHARES                           TO SELL SHARES
    (INVESTOR SHARES)                            (INVESTOR SHARES)



    ONLINE AT www.janus.com                      ONLINE AT www.janus.com
    ---------------------------------------      ---------------------------------------
    - Exchanges may be made online at            - Redemptions may be made online at
      janus.com.                                   janus.com.



    BY TELEPHONE                                 BY TELEPHONE
    ---------------------------------------      ---------------------------------------
    - All accounts are automatically             - All accounts are automatically
      eligible to exchange shares by tele-         eligible to sell shares by telephone.
      phone. To exchange all or a portion          To sell all or a portion of your
      of your shares into any other                shares, call Janus XpressLine(TM) or
      available Janus fund, call Janus             a Janus Representative. The Funds
      XpressLine(TM) or a Janus                    reserve the right to limit the dollar
      Representative.                              amount of shares that you may redeem
                                                   from your account by telephone.



                                                 BY WIRE
                                                 ---------------------------------------
                                                 - You can redeem shares by wire. For
                                                   wiring instructions call a Janus
                                                   Representative.



    BY MAIL/IN WRITING                           BY MAIL/IN WRITING
    ---------------------------------------      ---------------------------------------
    - To request an exchange in writing,         - To request a redemption in writing,
      please follow the instructions in the        please follow the instructions in the
      "Written Instructions" section of            "Written Instructions" section of
      this manual.                                 this manual.



    BY SYSTEMATIC EXCHANGE                       BY SYSTEMATIC REDEMPTION
    ---------------------------------------      ---------------------------------------
    - You determine the amount of money you      - This option allows you to sell shares
      would like automatically exchanged           worth a specific dollar amount from
      from one Fund account to another on          your account on a regular basis.
      any day of the month. You may
      establish this program for as little
      as $100 per exchange.
    ---------------------------------------      ---------------------------------------
     Note: For more information, refer to         Note: Also refer to the "Payment of
           the "Exchange Policies" sec-                 Redemption Proceeds" section of
           tion of this manual.                         this manual for more
                                                        information.


                                     Shareholder's manual -- Investor Shares  25

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the next net asset value determined after we receive good funds.

               - The Fund may refuse any purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if the Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available

 26  Shareholder's manual -- Investor Shares
                 for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received and accepted by the Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - For the Investor Shares Class of the Janus Mid Cap Value Fund,
                 fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

                                     Shareholder's manual -- Investor Shares  27

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               - You may make four exchanges out of a Janus fund (exclusive of
                 Systematic Exchanges) per 12 month period. These limits are designed to deter short-term trading. See our Excessive Trading Policy below for more information.

               - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

EXCESSIVE TRADING POLICY

               Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders. The Fund is not intended for market timing or excessive trading. To deter these activities, the Fund or its agents may temporarily or permanently suspend or terminate exchange privileges of any investor who makes more than four exchanges out of the Fund in a calendar year and bar future purchases into the Fund by such investor. In addition, the Fund or its agents also may reject any purchase orders (including exchange purchases) by any investor or group of investors

 28  Shareholder's manual -- Investor Shares
               indefinitely for any reason, including, in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

               Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers may be revoked or cancelled by the Fund on the next business day after receipt of the order. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

               - BY CHECK - Redemption proceeds will be sent to the
                 shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

               SHARES MAY BE SOLD AT ANY TIME ON janus.com, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUND CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions,

                                     Shareholder's manual -- Investor Shares  29
               your proceeds will be invested in the Investor Shares Class of Janus Money Market Fund during the 15 day hold period.

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:


               - You request a redemption by check above a certain dollar amount.


               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

 30  Shareholder's manual -- Investor Shares

               - You would like a check mailed to an address other than the address of record.

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund (or the Fund's agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally


                                     Shareholder's manual -- Investor Shares  31

               4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

 32  Shareholder's manual -- Investor Shares

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (currently, 30%) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund, such as market timing.

               ONLINE OR TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus Xpressline.(TM) You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Fund and its agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you

                                     Shareholder's manual -- Investor Shares  33
               to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES


               The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.


               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a

 34  Shareholder's manual -- Investor Shares
               written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.

               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund distributes dividend information annually.

               The Fund produces financial reports, which include a list of the Fund's portfolio holdings, semiannually and updates its prospectus

                                     Shareholder's manual -- Investor Shares  35
               annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Fund will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Fund receives your instructions. The Fund reserves the right to charge a fee for additional account statement requests.

 36  Shareholder's manual -- Investor Shares

                            JANUS MID CAP VALUE FUND
                              INSTITUTIONAL SHARES
                              Shareholder's Manual

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Funds. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               ALTHOUGH THE INSTITUTIONAL SHARES CLASS OF THE FUND IS CLOSED, INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S MANUAL MAY CONTINUE TO INVEST IN THE INSTITUTIONAL SHARES CLASS OF THE FUND AND/OR OPEN NEW FUND ACCOUNTS. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF THE FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ONCE AN ACCOUNT IS CLOSED, ADDITIONAL INVESTMENTS WILL NOT BE ACCEPTED UNLESS YOU MEET ONE OF THE SPECIFIED CRITERIA. THE FUND MAY RESUME SALES OF ITS INSTITUTIONAL SHARES TO NEW INVESTORS AT SOME FUTURE DATE, BUT IT HAS NO PRESENT INTENTION TO DO SO.


               THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.


MINIMUM INVESTMENTS (INSTITUTIONAL SHARES)



               The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.


PRICING OF FUND SHARES

               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received and accepted by the Fund (or a Fund's agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or

 38  Shareholder's manual -- Institutional Shares
               circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares.

               If you hold the Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


               Although the Institutional Shares class of the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Institutional Shares of the Fund through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. In addition, if your name appears in the registration of an existing Fund account and will appear in the registration of a new Fund account, you may open a new Fund account through your financial intermediary or plan sponsor.


               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including any minimum initial or subsequent investment requirements.

                                Shareholder's manual -- Institutional Shares  39

               The Fund may refuse any (specific) purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.


EXCHANGES

               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into Institutional Shares of other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is a taxable transaction (except for qualified plan accounts).


               - You may exchange Institutional Shares of the Fund only for
                 Institutional Shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.


               - You must meet the minimum investment amount for the Fund.

               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. The Fund does not permit frequent trading or market timing. Excessive exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher. Your financial intermediary or plan sponsor may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

REDEMPTIONS


               REMEMBER THAT THE INSTITUTIONAL SHARES CLASS OF THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S MANUAL, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE INSTITUTIONAL SHARES CLASS OF THE FUND.


 40  Shareholder's manual -- Institutional Shares

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

               Shares of the Fund may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds will normally be wired to your financial intermediary or plan sponsor the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Although the Institutional Shares class of the Fund is closed, if you are an existing or new participant in a qualified plan (for example, a 401(k) plan, profit sharing plan, or money purchase pension plan), 403(b) plan, or 457 plan that currently offers the Fund as an investment option, you may direct contributions to the Fund through such plan. However, qualified retirement plans that do not currently offer the Fund will not be able to add the Fund as an investment option.


EXCESSIVE TRADING POLICY

               Frequent trades into or out of the Fund can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders, including long-term shareholders who do not generate these costs. The Fund is not intended for market timing or excessive trading. The Fund and its agents may reject any

                                Shareholder's manual -- Institutional Shares  41
               purchase request (including exchange purchases if permitted by your financial intermediary or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity is attributable to market timing or is otherwise excessive or potentially disruptive to the Fund. The Fund may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Fund believes are made on behalf of market timers.

               The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Transactions accepted by your financial intermediary or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Funds on the next business day following receipt by your financial intermediary or plan sponsor.

SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

 42  Shareholder's manual -- Institutional Shares

               Although the Institutional Shares class of the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an existing omnibus account at a financial intermediary on behalf of clients who are current Fund shareholders. Except as set forth in this Shareholder's Manual, no financial intermediaries or plan sponsors will be eligible to open new accounts with any of the Fund or add new investors to existing omnibus accounts, except that sponsors of certain wrap programs with existing accounts may continue to invest in the Fund on behalf of new customers.


               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Fund distributes dividend information annually.

               You will receive annual and semiannual reports including the financial statements of the Fund that you have authorized for investment through your financial intermediary or plan sponsor. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. The Trust's fiscal year ends October 31.

                                Shareholder's manual -- Institutional Shares  43

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.



               Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               Berger Financial Group LLC ("Berger Financial"), 210 University Blvd., Denver, Colorado 80206, was the investment adviser to the Fund's predecessor until the reorganization of Berger Mid Cap Value Fund into the Fund.


MANAGEMENT EXPENSES


               The Fund pays Janus Capital and Perkins a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the fiscal year ended September 30, 2002, the Fund paid Berger Financial (the Fund's former adviser) a management fee of 0.75% of its average daily net assets. Under the advisory agreement with Janus Capital and subadvisory agreement with Perkins, the Fund expects to pay Janus Capital and Perkins total management fees of 0.65% for the fiscal year ending September 30, 2003. As soon as practicable following the


 44  Janus Mid Cap Value Fund prospectus
               reorganization, the Fund will change its fiscal year end to October 31.


               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

SUBADVISER


               PERKINS, WOLF, MCDONNELL AND COMPANY has served as subadviser to the Fund since its inception in 1998. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984. Perkins provides day-to-day portfolio management to the Fund, as well as to other mutual funds and separate accounts. Janus Capital has agreed to take a 30% ownership stake in Perkins' investment advisory business subject to certain conditions. This transaction is expected to close in April 2003.


PERKINS PORTFOLIO MANAGERS

JEFF KAUTZ
--------------------------------------------------------------------------------

                   is a Co-Manager of the Fund, and he managed the Fund's predecessor since February 2002. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.


                                         Janus Mid Cap Value Fund prospectus  45

ROBERT H. PERKINS
--------------------------------------------------------------------------------

                   is a Co-Manager of the Fund, and he managed the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.


THOMAS M. PERKINS
--------------------------------------------------------------------------------

                   is the lead Manager of the Fund and was the lead Manager of the Fund's predecessor since 1998. As lead Manager, Mr. Perkins is responsible for the daily decisions of Mid Cap Value Fund's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.


 46  Janus Mid Cap Value Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------




               DISTRIBUTION OF THE FUND


               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


                                         Janus Mid Cap Value Fund prospectus  47

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV


               Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

 48  Janus Mid Cap Value Fund prospectus
               increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of

                                         Janus Mid Cap Value Fund prospectus  49
               investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 50  Janus Mid Cap Value Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               This financial highlights table is to help you understand the Fund's financial performance. The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements of the Berger Mid Cap Value Fund which was reorganized into the Fund on or about April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. As soon as practicable following the reorganization, the Fund will change its fiscal year end to October 31. The information was audited by PricewaterhouseCoopers LLP, whose report along with the financial statements of Berger Mid Cap Value Fund is incorporated by reference into the SAI, which is available upon request.


                                         Janus Mid Cap Value Fund prospectus  51

JANUS MID CAP VALUE FUND - INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                     Year or Period ended September 30
                                        2002          2001          2000          1999        1998(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                            $14.30        $14.43        $12.17         $9.33        $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income               0.02          0.06          0.08          0.07          0.03
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                       (0.23)          1.27          3.46          2.83        (0.70)
  4.  Total from investment
      operations                        (0.21)          1.33          3.54          2.90        (0.67)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                           (0.03)        (0.10)        (0.04)        (0.06)            --
  6.  Distributions (from capital
      gains)                            (0.35)        (1.36)        (1.24)            --            --
  7.  Total distributions               (0.38)        (1.46)        (1.28)        (0.06)
  8.  NET ASSET VALUE, END OF PERIOD    $13.71        $14.30        $14.43        $12.17         $9.33
  9.  Total return*                    (1.96)%         9.70%        31.11%        31.12%       (6.70)%
 10.  Net assets, end of period (in
      thousands)                      $782,101      $148,505       $33,013       $22,918       $19,710
 11.  Ratio of net expenses to
      average net assets(2)**            1.17%         1.22%         1.59%         1.62%         1.68%
 12.  Ratio of net investment
      income/(loss) to average net
      assets**                           0.28%         0.78%         0.72%         0.54%         2.30%
 13.  Portfolio turnover rate***           65%          116%          129%          154%           25%
------------------------------------------------------------------------------------------------------


 (1) Fiscal period from August 12, 1998 (inception) to September 30, 1998.

 (2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.

  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
*** Not annualized.

 52  Janus Mid Cap Value Fund prospectus

               The following financial highlights for the Mid Cap Value Fund include periods before May 17, 2002, when the Fund first adopted share classes and began offering Institutional Shares. Therefore, the data in the table prior to the inception of the Institutional Shares class does not reflect a 0.25% 12b-1 fee paid by Institutional Shares after its inception. The 12b-1 fee was discontinued on the effective date of the reorganization.



JANUS MID CAP VALUE FUND - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                     Period from
                                                   October 1, 2001                                                 Period from
                                Period ended         to May 16,                                                 August 12, 1998(2)
                                September 30,           2002                 Years ended September 30            to September 30,
                                   2002(1)           (Unaudited)          2001         2000         1999               1998
  1.  NET ASSET VALUE,
      BEGINNING OF PERIOD           $17.88               $14.30           $14.43       $12.17        $9.33            $10.00

      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income           0.02                 0.01             0.06         0.08         0.07              0.03
  3.  Net gains or (losses) on
      securities (both
      realized and unrealized)      (4.18)                 3.95             1.27         3.46         2.83            (0.70)
  4.  Total from investment
      operations                    (4.16)                 3.96             1.33         3.54         2.90            (0.67)

      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)                --               (0.03)           (0.10)       (0.04)       (0.06)                --
  6.  Distributions (from
      capital gains)                    --               (0.35)           (1.36)       (1.24)           --                --
  7.  Total distributions               --               (0.38)           (1.46)       (1.28)       (0.06)                --
  8.  NET ASSET VALUE, END OF
      PERIOD                        $13.72               $17.88           $14.30       $14.43       $12.17             $9.33
  9.  Total return*               (23.27)%                                 9.70%       31.11%       31.12%           (6.70)%
 10.  Net assets, end of
      period (in thousands)       $111,101             $868,531         $148,505      $33,013      $22,918           $19,710
 11.  Ratio of net expenses to
      average net assets(3)**         .78%                1.14%            1.22%        1.59%        1.62%             1.68%
 12.  Ratio of net investment
      income/(loss) to average
      net assets**                    .83%                0.40%            0.78%        0.72%        0.54%             2.30%
 13.  Portfolio turnover
      rate***                          65%                  35%             116%         129%         154%               25%
----------------------------------------------------------------------------------------------------------------------------------



 (1) May 17, 2002 (inception) to September 30, 2002.


 (2) Commencement of investment operations.


 (3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.

  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
*** Not annualized.

                                         Janus Mid Cap Value Fund prospectus  53

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 54  Janus Mid Cap Value Fund prospectus

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio managers may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


                                         Janus Mid Cap Value Fund prospectus  55

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a

 56  Janus Mid Cap Value Fund prospectus
               specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices,

                                         Janus Mid Cap Value Fund prospectus  57
               commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales

 58  Janus Mid Cap Value Fund prospectus
               against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For "naked" short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                         Janus Mid Cap Value Fund prospectus  59
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


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                   You can request other information, including a
                   Statement of Additional Information, Annual
                   Report or Semiannual Report (as they become available), free of charge by contacting Janus at 1-800-525-3713. The Fund's Statement of Additional Information is also available on janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.



                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      [JANUS LOGO]
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                            April 17, 2003



                             JANUS INVESTMENT FUND

                           JANUS SMALL CAP VALUE FUND
                                INVESTOR SHARES
                              INSTITUTIONAL SHARES

                      Statement of Additional Information


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current prospectus for the Investor Shares Class and Institutional Shares Class (collectively, the "Shares") of the Janus Small Cap Value Fund (the "Fund") which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Janus Capital Management LLC ("Janus Capital") is the investment manager of the Fund. In addition, Perkins, Wolf, McDonnell and Company ("Perkins") is the investment subadviser for the Fund and is responsible for the Fund's day-to-day operations.



     It is currently contemplated that before the Fund commences operations, it will participate in a tax-free reorganization with Berger Small Cap Value Fund. If the reorganization is approved by the shareholders of the Berger Small Cap Value Fund, it is currently expected that the reorganization will occur on or about April 21, 2003. In addition, the Annual Report of the Berger Small Cap Value Fund, which contains important financial information about the Fund, is incorporated by reference into this SAI and is also available without charge by calling 1-800-525-3713 or by writing the Fund at the address shown on the back cover of this SAI. Accordingly, the performance and financial information for the Fund assumes that its reorganization with Berger Small Cap Value Fund will occur.



     Although the Fund is closed, current investors may continue to invest in the Fund and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. See the "Shareholder's Manual" section of the Fund's Prospectus for more details. The Fund may sell its shares to new investors at some future date, but it has no present intention to do so.



     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated April 17, 2003 which is incorporated by reference into this SAI and may be obtained from the Trust on janus.com, by calling 1-800-525-3713, or by writing the Fund at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Investment Policies and
                Restrictions,
                and Investment Strategies and Risks..............    2
                Investment Adviser and Subadviser................   42
                Custodian, Transfer Agent
                and Certain Affiliations.........................   55
                Portfolio Transactions and Brokerage.............   57
                Trustees and Officers............................   62
                Purchase of Shares...............................   73
                   Net Asset Value Determination.................   73
                   Former Distribution Plan......................   74
                   Reinvestment of Dividends and Distributions...   75
                Redemption of Shares.............................   76
                Shareholder Accounts.............................   77
                   Online and Telephone Transactions.............   77
                   Systematic Redemptions........................   77
                Tax-Deferred Accounts............................   79
                Income Dividends, Capital Gains Distributions and
                Tax Status.......................................   81
                Principal Shareholders...........................   82
                Miscellaneous Information........................   84
                   Shares of the Trust...........................   85
                   Shareholder Meetings..........................   85
                   Voting Rights.................................   85
                   Master/Feeder Option..........................   86
                   Independent Accountants.......................   86
                   Registration Statement........................   86
                Performance Information..........................   87
                Financial Statements.............................   91
                Appendix A.......................................   92

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION

               The Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Small Cap Value Fund is classified as diversified.


SUBADVISER



               Perkins, Wolf, McDonnell and Company ("Perkins") is the subadviser for Janus Small Cap Value Fund.


INVESTMENT POLICIES AND RESTRICTIONS

               The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or a particular class of shares if a matter affects just the Fund or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.

               (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               The Fund may not:

               (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities).

               (3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               (7) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

               As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

               The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations, except that the Fund may enter into futures contracts and related options for purposes other than for bona fide hedging as permitted under CTFC Rule 4.5; and
               (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Fund may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Fund may engage in "naked" short sales, which involve selling a security that the Fund borrows and does not own. The total market value of all of the Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) The Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (f) The Fund may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For the purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Cash Position

               As discussed in the Prospectus, the Fund's cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

ILLIQUID INVESTMENTS

               The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of the Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

               The Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Fund may not be able to sell such investments when the portfolio managers deem it appropriate to do so due to restrictions on their sale. In addition, the Fund may be forced to sell its venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Fund may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in the Fund's NAV.

SECURITIES LENDING

               Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Fund will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus Capital to the extent consistent with exemptive relief obtained by the SEC.


FOREIGN SECURITIES



               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:



               CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.



               POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.



               REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.



               MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.



               TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.


SHORT SALES

               The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.


               The Fund may also engage in "naked" short sales. In a naked short sale transaction, the Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, the Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. The Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, the Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. The Fund will engage in naked short sales when its portfolio managers anticipate that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and the Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of the Fund's naked short sale positions will not exceed 8% of its assets.


ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES


               Within the parameters of its specific investment policies, the Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES


               The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.


               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.



               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.


               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers will consider estimated prepayment rates in calculating the average weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit.

               Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.


               The Fund also may invest in pass through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund's Prospectus may apply.


Investment Company Securities

               From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

               Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Depositary Receipts

               The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them.

               EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.


               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund's Prospectus.


MUNICIPAL OBLIGATIONS

               The Fund may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia.

               The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

OTHER INCOME-PRODUCING SECURITIES

               Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts.

               Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               In order to most effectively use these investments, the portfolio managers must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers incorrectly forecast such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

               In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               The Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

HIGH-YIELD/HIGH-RISK BONDS


               The Fund does not intend to invest 20% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Rating Service or Ba or lower by Moody's Investor Service, Inc.) Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


               The Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in the Fund's limit on investments in bonds rated below investment grade unless its portfolio managers deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund's portfolio managers will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.


               Please refer to the "Explanation of Rating Categories" section of this Statement of Additional Information for a description of bond rating categories.

DEFAULTED SECURITIES

               The Fund will invest in defaulted securities only when its portfolio managers believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in the Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' beliefs about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               DISPOSITION OF PORTFOLIO SECURITIES. Although the Fund generally will purchase securities for which its portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

               FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian.


               The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the Fund intends to comply with the requirements of CFTC Rule 4.5. Rule 4.5 currently provides that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The CFTC recently proposed amendments to Rule
               4.5 that also would permit the Fund to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of the Fund's portfolio. The CFTC has indicated that the Fund may currently rely on this alternative test, pending adoption of the final amendments to Rule 4.5.


               Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. The Fund may also use this technique with respect to an individual company's stock. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if the Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If the Fund owns bonds and the portfolio managers expect interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers expect interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio managers' investment judgement proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Fund's portfolio managers must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.


               OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.


               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Currently, the Fund does not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.


               The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio managers' projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

               The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

               The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

               A put option written by the Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

               The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio managers believe that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The

               Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

               The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

               EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions,

               (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER AND SUBADVISER
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

               As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928.


               Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


               The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund. As discussed below, Janus Capital has delegated certain of these duties to Perkins pursuant to a subadvisory agreement between Janus Capital and Perkins.


               The Fund pays custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not interested persons of Janus Capital, costs of preparing, printing and mailing the Fund's Prospectus and SAI to current shareholders and other costs of complying with applicable laws regulating the sale of Fund shares.

               The Fund has entered into an administrative services agreement under which the Fund compensates Janus Capital for certain administrative services such as internal accounting, recordkeeping, and blue sky monitoring and registration services by a monthly payment of a fee at the annual rate of 0.05% of the average daily net assets of the Fund. Prior to the reorganization, the Fund had an administrative services agreement with Berger Financial Group LLC ("Berger Financial"). Berger Financial provided administrative services to the Fund at no cost.



               The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.75% of the average daily net assets of the Fund, with the provision that 50% of this fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital) is payable directly by the Fund to Perkins, the Fund's subadviser.



               The following table shows the total dollar amounts of advisory fees paid by the Berger Small Cap Value Fund before its reorganization into the Fund for the periods indicated. Each class of shares bears pro rata its share of the Fund's investment advisory fee based on assets. Information is based on the advisory fee rates formerly charged by the Fund's former adviser, Berger Financial.



JANUS SMALL CAP VALUE FUND
(FORMERLY KNOWN AS BERGER SMALL CAP VALUE FUND)



                                                 Investment         Fee
Fiscal Year Ended September 30                 Advisory Fee(1)   Waiver(2)      Total
----------------------------------------------------------------------------------------
2002                                             $25,688,000     $(374,000)  $25,314,000
2001                                             $18,728,000     $(782,000)  $17,946,000
2000                                             $ 9,858,000     $(224,000)  $ 9,634,000


(1) Effective October 1, 1999, the investment advisory fee charged by Berger Financial to the Fund was reduced from .90% to the following rates of average daily net assets: 0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% in excess of $1 billion.

(2) For the Investor Shares class only, Berger Financial waived a portion of the 12b-1 fee by the amount such fee was not used in connection with the distribution or servicing of the Investor Shares of the Fund during any period in which the Fund remained closed to new investors. The waiver shown reflects an amount as if the waiver had been in effect for the previous fiscal year.

SUBADVISER - PERKINS, WOLF, MCDONNELL AND COMPANY



               Janus Capital has entered into a subadvisory agreement ("Subadvisory Agreement") on behalf of Janus Small Cap Value Fund with Perkins, Wolf, McDonnell and Company ("Perkins"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois, 60604. Perkins was the subadviser to the Fund's predecessor until the reorganization of the Berger Small Cap Value Fund into the Fund. Perkins (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and conditions;
               (iii) maintains all books and records required under federal securities law; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.



               Perkins has been in the investment advisory business since 1984. Perkins serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has agreed to take a 30% ownership stake in Perkins' investment advisory business subject to certain conditions. In connection with this transaction, Perkins has formed Perkins, Wolf and McDonnell LLC, a Delaware limited liability company ("Perkins LLC"). Perkins will contribute substantially all of the assets related to its investment advisory business to Perkins LLC immediately prior to the acquisition. The officers, directors and investment personnel of Perkins LLC will not change as a result of the acquisition except that Janus Capital will have the right to elect one of three members of the board of managers of Perkins LLC. This transaction is expected to close in April 2003.



               Under the Subadvisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.



               The Subadvisory Agreement with Perkins will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Independent Trustees of the Fund. The Subadvisory Agreement is subject to termination by the Fund or Perkins on 60 days' written notice, or material breach of Janus Capital or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.



               The post-acquisition Subadvisory Agreement with Perkins LLC is substantially the same as the Subadvisory Agreement with Perkins except that Perkins LLC may not terminate the Agreement without cause prior to the second anniversary after the acquisition date and then only upon three years' notice. In addition, Janus Capital or the Trust may terminate the Agreement without cause upon sixty days' written notice. All other termination provisions described above apply.



               In connection with Janus Capital's acquisition of an ownership interest in Perkins LLC, Janus Capital and Perkins LLC entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the development, marketing and servicing of products. Among other things, Janus Capital agrees that it will not terminate, or recommend to the Trustees that they terminate, the Subadvisory Agreement with Perkins LLC. Among other things, Perkins LLC agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate without cause. Accordingly, both Janus Capital and Perkins LLC have financial incentives to maintain the relationship between the parties.



               During the former fiscal years ended September 30, 2000, 2001 and 2002, Berger Financial paid subadvisory fees to Perkins of $4,812,679, $9,363,009 and $12,858,300, respectively.


APPROVAL OF INVESTMENT ADVISORY AGREEMENT


               JANUS FUNDS BOARD OF TRUSTEES



               In approving the Fund's Advisory Agreement, the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates. Among other things, the Trustees considered information about:



               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the
                 Fund), resources and investment process;



               - the term of the Advisory Agreement;



               - the scope and quality of the services that Janus Capital will provide to the Fund;



               - the historical investment performance of comparable funds managed by other advisers over various periods;



               - the advisory fee rates payable to Janus Capital by the Fund and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;



               - the total expense ratio of the Fund and of comparable funds managed by other advisers;



               - compensation payable by the Fund to affiliates of Janus Capital for other services;



               - the profitability to Janus Capital and its affiliates of their relationships with the Fund; and



               - Janus Capital's use of the Fund's brokerage transactions to obtain research benefiting the Fund or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Fund.



               In addition, the Independent Trustees received the advice of independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, on December 10, 2002, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.



               BERGER FUNDS BOARD OF TRUSTEES



               The Trustees considered a number of factors in reviewing the new Advisory Agreement with Janus Capital, including:



               - Janus Capital's commitment to continue the investment
                 philosophies of the Fund through the existing subadvisory relationship and the continued employment of the same investment management team;



               - Janus Capital's ability to expand the marketing efforts of the
                 Fund through its marketing and distribution networks;



               - Janus Capital's ability to provide trading, administrative, legal and accounting support to the Fund;



               - Janus Capital's commitment to maintain the same or a lower overall expense ratio for the Fund;



               - the expanded range of exchange opportunities that would be available to shareholders as members of the larger Janus family of funds;



               - the similarities and differences between the current Advisory
                 Agreement and the new Advisory Agreement;



               - the nature and quality of the services provided by Janus
                 Capital to funds already managed by Janus Capital. In reviewing the quality of services provided to those funds, the Trustees considered comparative information;



               - the financial condition and profitability of Janus Capital, the quality and depth of Janus Capital's organization in general and its ability to use economies of scale to contain the expenses of the Fund;



               - the soft-dollar practices of Janus Capital;



               - other services to be provided to the Fund by Janus Capital, such as marketing, distribution, administrative services, shareholder services, assistance in meeting legal and regulatory requirements, and other services necessary for the Fund's operations; and



               - the fees to be paid to Janus Capital for its investment
                 advisory services to the Fund (in isolation and in conjunction with the proposed subadvisory fees), as well as compensation to be paid to Janus Capital (or its affiliates) for nonadvisory services provided to the Fund. In connection with their review of such fees, the Trustees reviewed information comparing the advisory fee rate of the new Advisory Agreement with the former rate and those of comparable funds.



               Based on its review, the Trustees, including the Independent Trustees, concluded that the proposed advisory fees and other expenses of the Fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders should receive reasonable value in return for paying such fees and expenses.



               Based on the foregoing, at a meeting held on November 26, 2002, the Trustees, including the Independent Trustees, voted to approve the new Advisory Agreement and to recommend it to shareholders for their approval. Shareholders approved the Investment Advisory Agreement at a special meeting held on March 7, 2003.

APPROVAL OF SUBADVISORY AGREEMENT



               JANUS FUNDS BOARD OF TRUSTEES



               The Subadvisory Agreements with Perkins and Perkins LLC, were unanimously approved by the vote of the Trustees cast in person at a meeting held December 10, 2002. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including:



               - information regarding Perkins and its personnel and investment processes;



               - the term of the Subadvisory Agreement;



               - the scope and quality of the services to be provided by
                 Perkins;



               - the historical investment performance of accounts managed by
                 Perkins;



               - the rate of fees to be paid to Perkins by the Fund and by other client accounts managed by Perkins;



               - the procedures followed by Perkins with respect to portfolio brokerage and trade allocations; and



               - information regarding Janus Capital's acquisition of an
                 ownership stake in Perkins LLC.



               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

               BERGER FUNDS BOARD OF TRUSTEES



               Janus Capital has agreed to take a 30% ownership stake in Perkins' investment advisory business subject to certain conditions. This transaction is expected to close in April 2003. In anticipation of this transaction between Perkins and Janus, the Trustees were asked to approve two Subadvisory Agreements, one with Perkins and one with Perkins LLC to take effect after the transaction. The terms of the Subadvisory Agreements are the same.



               In approving the Subadvisory Agreements, the Trustees considered factors similar to those considered in approving the new Advisory Agreement, to the extent applicable. The Trustees took into account the investment performance of Perkins as subadviser to the Fund and the plans of Perkins' management regarding its future operations. In addition, the Trustees requested and considered information regarding the proposed transaction between Perkins and Janus Capital, various provisions of control granted to Janus Capital over time and the potential impact of the transaction on the finances and operation of Perkins. The Trustees also considered Janus Capital's commitment to maintain the investment philosophy espoused by Perkins and its commitment to retain key investment personnel, including the current portfolio managers of the Fund.



               The Trustees received materials regarding Perkins and met with Perkins' management in person to discuss the effect of the Fund restructuring and the Unit Purchase Agreement and related agreements between Perkins and Janus Capital. The Trustees reviewed the nature and quality of the services provided by Perkins to the Fund, including Perkins' relative performance. The Trustees received information regarding the effect of the proposed transaction between Perkins and Janus Capital on Perkins' ability to deliver investment advisory services. In reviewing the fees to be paid to Perkins for its services, the Trustees reviewed information comparing the subadvisory fee rates of the new Perkins Subadvisory Agreements with the current rates and those for advisers of comparable funds.

               Based on the foregoing, at a meeting held on November 26, 2002, the Trustees concluded that the subadvisory fee rates to be paid to Perkins are fair and reasonable. The Trustees, including the Trustees who are not "interested persons" of Berger, Perkins, Janus Capital or the Trust, then voted to approve the new Perkins Subadvisory Agreements and to recommend them to shareholders for their approval. Shareholders approved both Subadvisory Agreements at a special meeting held on March 7, 2003.



ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND PERKINS



               Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.



               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio managers believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio managers intend to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where the portfolio managers want to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.



               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.



               Perkins may buy and sell securities, or engage in other investments, on behalf of multiple clients, including the Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.


               Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


               Each account managed by Janus Capital or Perkins has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.





               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Fund; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.



               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Fund deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.



               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.



               Employees of Perkins are not subject to the Janus Code of Ethics. Perkins has adopted its own Code of Ethics (the "Code"), which Perkins has certified comply with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures which govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Fund and to avoid serving their own personal interests ahead of the Fund and its shareholders.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund's securities and cash held outside the United States. The Fund's Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Fund.


               For transfer agency and other services, Janus Services receives an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. Janus Services also receives $4 per open shareholder account in the Fund. In addition, the Fund pays DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays postage and forms costs that a DST affiliate incurred in mailing Fund shareholder transaction confirmations. Due to differences in the shareholder base of Investor Shares and Institutional Shares, this transfer agency fee structure is expected to result in different overall transfer agency expenses incurred by each class. By written agreement, Janus Services has agreed until July 1, 2004 to waive the transfer agency fees payable by the Institutional Shares of the Fund so that the total expenses of the Institutional Shares do not exceed the total expenses of the Institutional Shares of Berger Small Cap Value Fund. As of September 30, 2002, transfer agency fees paid on behalf of Investor Shares and Institutional Shares were $1,524,385 and $105,483, respectively.


               The Trustees have authorized the Fund to use an affiliate of DST as introducing broker for certain Fund portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay the Fund under its waiver agreement, and the Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


               Janus Capital places all portfolio transactions of the Fund solely upon the subadviser's direction.



               Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital and Perkins may be permitted to pay higher commissions for research services as described below. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.



               Janus Capital and Perkins consider a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses and the value of the research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital and Perkins may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital or Perkins determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities, purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital and Perkins in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Much of the research provided to Janus Capital and Perkins by broker-dealers would otherwise be available to Janus Capital and Perkins for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital and Perkins by or through broker-dealers. For example, Janus Capital and Perkins have arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial market, economic and fundamental data. Because Janus Capital and Perkins receive research from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions.





               During the former fiscal year ended September 30, 2002, of the brokerage commissions paid by Berger Small Cap Value Fund prior to its reorganization into the Fund, the following amounts were paid to brokers who provided to the Fund selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the Fund:


Fund Name                                                     Commissions    Transactions
-----------------------------------------------------------------------------------------
Janus Small Cap Value Fund
  (formerly known as Berger Small Cap Value Fund)              $299,000      $62,480,000



               Janus Capital and Perkins may use research products and services in servicing other accounts in addition to the Fund. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital or Perkins determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital or Perkins may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital or Perkins determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital and Perkins receive a benefit from research they receive from brokers; for this reason, Janus Capital and Perkins have an incentive to place trades with brokers who provide research products or services.



               Janus Capital and Perkins do not guarantee any brokers the placement of a pre-determined amount of securities transactions in return for the research or brokerage services they provide. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services earned from equity trades may be used for fixed-income clients. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including the Fund.



               Janus Capital and Perkins may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital or Perkins direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would help achieve best execution.


               Janus Capital may consider sales of Fund Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund Shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Fund (i) to the Fund or
               (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing Fund business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or Perkins better prices and executions will be achieved through the use of a broker.


               The Fund's Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commissions are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.



               The following table lists the total amount of brokerage commissions paid by Berger Small Cap Value Fund prior to its reorganization into the Fund for the former fiscal periods ending on September 30th of each year.



Fund Name                                             2002          2001          2000
-----------------------------------------------------------------------------------------
Janus Small Cap Value Fund
  (formerly known as Berger Small Cap Value Fund)  $6,009,000    $4,352,000    $4,682,000



               No commissions or expenses were paid by the Fund to DSTS during the fiscal years ended September 30, 2000, 2001 and 2002.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the Trustees, Advisory Board and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, these three registered investment companies consist of 61 series or funds as of April 17, 2003.


               The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.


               The Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, are receiving assets from the Berger funds. The Advisory Board shall be designated by a majority vote of the Trustees and serve for a term of two years from the date of reorganization of the Berger family of funds into the Janus funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED*          THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey**   Chairman         6/69-Present     Formerly, President             61               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------



 * Represents the time served for the Trust. The Trustees commenced service for Janus Small Cap Value Fund as of the reorganization date.


** The Fund is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED*          THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    61               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 45                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   61               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President                            Director of
 Age 64                                                 (1987-1997) of Booz-Allen &                      A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor. Formerly      61               Board member,
 100 Fillmore Street                                    (1997-1998) Chief Financial                      Red Robin
 Denver, CO 80206                                       Officer - Boston Market                          Gourmet
 Age 59                                                 Concepts, Boston Chicken,                        Burgers, Inc.
                                                        Inc., Golden, CO (a restaurant
                                                        chain).
------------------------------------------------------------------------------------------------------------------------



* Represents the time served for the Trust. The Trustees commenced service for Janus Small Cap Value Fund as of the reorganization date.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED*          THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          61               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    61               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      61               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------



* Represents the time served for the Trust. The Trustees commenced service for Janus Small Cap Value Fund as of the reorganization date.

------------------------------------------------------------------------------------------------------------------------
                                                     ADVISORY BOARD
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED*          THE PAST FIVE YEARS             ADVISORY BOARD   HELD
------------------------------------------------------------------------------------------------------------------------
 ADVISORY BOARD MEMBERS
------------------------------------------------------------------------------------------------------------------------
 Katherine A.         Advisory Board   4/03-present     General Partner/Managing        13               N/A
 Cattanach            Member                            Principal (since September
 100 Fillmore Street                                    1987), Sovereign Financial
 Denver, CO 80206                                       Services, Inc. (financial
 Age: 58                                                consulting and management
                                                        firm). Formerly, Vice Chair of
                                                        the Berger Funds (1994-2002).
------------------------------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.  Advisory Board   4/03-present     Lewis Investments (since June   13               Director, J.D.
 100 Fillmore Street  Member                            1988) (self-employed private                     Edwards & Co.
 Denver, CO 80206                                       investor). Formerly,                             (1995 to March
 Age: 70                                                Trustee/Director of the Berger                   2002).
                                                        Funds (1987-2002).                               Director,
                                                                                                         National Fuel
                                                                                                         Corporation
                                                                                                         (oil & gas
                                                                                                         production);
                                                                                                         Advisory
                                                                                                         Director,
                                                                                                         Otologics, LLC,
                                                                                                         (implantable
                                                                                                         hearing aid)
                                                                                                         (since 1999);
                                                                                                         Member of
                                                                                                         Community
                                                                                                         Advisory Board,
                                                                                                         Wells Fargo
                                                                                                         Bank-Denver
------------------------------------------------------------------------------------------------------------------------



 *On December 10, 2002, the Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, are receiving assets from the Berger funds (the "Reorganization"). The Advisory Board will be effective upon completion of the Reorganization and will be initially comprised of four of the current independent Trustees/Directors of the Berger family of funds. Members of the Advisory Board will be designated by a majority vote of the Janus Fund Trustees and serve for an expected term of two years from the date of the Reorganization.

------------------------------------------------------------------------------------------------------------------------
                                                     ADVISORY BOARD
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED*          THE PAST FIVE YEARS             ADVISORY BOARD   HELD
------------------------------------------------------------------------------------------------------------------------
 ADVISORY BOARD MEMBERS (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 Michael Owen         Advisory Board   4/03-Present     Dean of Zayed University        13               N/A
 100 Fillmore Street  Member                            (since September 2000).
 Denver, CO 80206                                       Formerly self-employed as a
 Age: 66                                                financial and management
                                                        consultant, and in real estate
                                                        development (from June 1999 to
                                                        September 2000). Dean (from
                                                        1993 to June 1999), and a
                                                        member of the Finance faculty
                                                        (from 1989 to 1993), of the
                                                        College of Business, Montana
                                                        State University. Formerly,
                                                        Chairman of the Board of the
                                                        Berger Funds (1968-2002).
------------------------------------------------------------------------------------------------------------------------
 Albert C. Yates      Advisory Board   4/03-Present     President (since 1990),         13               Member, Board
 100 Fillmore Street  Chairman                          Chancellor and Professor of                      of Directors,
 Denver, CO 80206                                       Chemistry-Department of                          Adolph Coors
 Age: 62                                                Chemistry, of Colorado State                     Company
                                                        University. Formerly,                            (brewing
                                                        Trustee/Director of the Berger                   company) (since
                                                        Funds (2000-2002).                               1998); Member,
                                                                                                         Board of
                                                                                                         Directors,
                                                                                                         Dominion
                                                                                                         Industrial
                                                                                                         Capital Bank
                                                                                                         (1999 to 2000);
                                                                                                         Member, Board
                                                                                                         of Directors,
                                                                                                         Centennial Bank
                                                                                                         of the West
                                                                                                         (since 2001)
------------------------------------------------------------------------------------------------------------------------



 *On December 10, 2002, the Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, are receiving assets from the Berger funds (the "Reorganization"). The Advisory Board will be effective upon completion of the Reorganization and will be initially comprised of four of the current independent Trustees/Directors of the Berger family of funds. Members of the Advisory Board will be designated by a majority vote of the Janus Fund Trustees and serve for an expected term of two years from the date of the Reorganization.

---------------------------------------------------------------------------------------------------
                                             OFFICERS
---------------------------------------------------------------------------------------------------
                                        TERM OF
                                        OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH  LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 ADDRESS           FUND                 SERVED**        YEARS
---------------------------------------------------------------------------------------------------
 Thomas A.         Vice President and   3/98-Present    Vice President, General Counsel, Chief
 Early***          General Counsel                      Corporate Affairs Officer and Secretary of
 100 Fillmore                                           Janus Capital and Janus Capital Group Inc.;
 Street                                                 Vice President, General Counsel and
 Denver, CO 80206                                       Secretary of Janus Services LLC, Janus
 Age 48                                                 Capital International LLC, Janus
                                                        Institutional Services LLC, Janus
                                                        Distributors LLC and the Janus Foundation;
                                                        Vice President, General Counsel and
                                                        Director to Janus International (Asia)
                                                        Limited and Janus International Limited;
                                                        Director for Janus Capital Trust Manager
                                                        Limited, Janus World Principal Protected
                                                        Funds and Janus World Funds; and Board
                                                        member of Janus Global Funds SPC. Formerly,
                                                        Interim Director of Janus Capital
                                                        (2002-2003); Director (2001) of Janus
                                                        Distributors, Inc. and Janus Services,
                                                        Inc.; Vice President, General Counsel,
                                                        Secretary and Director (2000-2002) of Janus
                                                        International Holding, Inc.; Executive Vice
                                                        President and General Counsel (1997-1998)
                                                        of Prudential Investments Fund Management
                                                        LLC; and Vice President and General Counsel
                                                        (1994-1997) of Prudential Retirement
                                                        Services.
---------------------------------------------------------------------------------------------------
 Anita E.          Vice President,      10/02-Present   Vice President of Investment Accounting of
 Falicia***        Chief Financial                      Janus Capital. Formerly, Assistant Vice
 100 Fillmore      Officer, Treasurer                   President (2000- 2002) of Investment
 Street            and Principal                        Accounting of Janus Capital or Janus
 Denver, CO 80206  Accounting Officer                   Capital Corporation; Director (1999- 2000)
 Age 34                                                 of Investment Accounting of Janus Capital
                                                        Corporation; and Director (1997-1999) of
                                                        Fund Accounting of Janus Capital
                                                        Corporation.
---------------------------------------------------------------------------------------------------
 Bonnie M.         Vice President       12/99-Present   Vice President and Assistant General
 Howe***                                                Counsel to Janus Capital, Janus
 100 Fillmore                                           Distributors LLC and Janus Services LLC.
 Street                                                 Formerly, Assistant Vice President
 Denver, CO 80206                                       (1997-1999) and Associate Counsel
 Age 37                                                 (1995-1999) for Janus Capital Corporation
                                                        and Assistant Vice President (1998-2000)
                                                        for Janus Service Corporation.
---------------------------------------------------------------------------------------------------


  * Officers are elected annually by the Trustees for a one-year term.

 ** Represents the time served for the Trust. The Officers commenced service for Janus Small Cap Value Fund as of the reorganization date.


*** "Interested person" of the Trust by virtue of positions with Janus Capital.

---------------------------------------------------------------------------------------------------
                                             OFFICERS
---------------------------------------------------------------------------------------------------
                                        TERM OF
                                        OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH  LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 ADDRESS           FUND                 SERVED**        YEARS
---------------------------------------------------------------------------------------------------
 Kelley Abbott     Vice President and   12/99-Present   Vice President of Domestic Funds and
 Howes***          Secretary                            Assistant General Counsel of Janus Capital,
 100 Fillmore                                           Vice President and Assistant General
 Street                                                 Counsel of Janus Distributors LLC and Janus
 Denver, CO 80206                                       Services LLC. Formerly, Assistant Vice
 Age 37                                                 President (1997-1999) of Janus Capital
                                                        Corporation; Chief Compliance Officer,
                                                        Director and President (1997-1999) of Janus
                                                        Distributors, Inc.; and Assistant Vice
                                                        President (1998-2000) of Janus Service
                                                        Corporation.
---------------------------------------------------------------------------------------------------
 David R.          Vice President       6/02-Present    Vice President and Chief Compliance Officer
 Kowalski***                                            of Janus Capital and Janus Distributors
 100 Fillmore                                           LLC; and Assistant Vice President of Janus
 Street                                                 Services LLC. Formerly, Senior Vice
 Denver, CO 80206                                       President and Director (1985-2000) of
 Age 45                                                 Mutual Fund Compliance for Van Kampen
                                                        Funds.
---------------------------------------------------------------------------------------------------
 Loren M.          President and Chief  9/02-Present    Vice President and Chief Financial Officer
 Starr***          Executive Officer                    of Janus Capital, Janus Capital Group Inc.,
 100 Fillmore                                           Janus Services LLC, Janus Distributors LLC,
 Street                                                 Janus Capital International LLC and Janus
 Denver, CO 80206                                       Institutional Services LLC; Vice President,
 Age 41                                                 Treasurer and Chief Financial Officer of
                                                        Janus International Limited; Director of
                                                        Janus Capital Trust Manager Limited, Janus
                                                        World Principal Protected Funds and Janus
                                                        World Funds; and Board member of Janus
                                                        Global Funds SPC. Formerly, Interim
                                                        Director of Janus Capital (2002-2003); Vice
                                                        President of Finance, Treasurer, Chief
                                                        Financial Officer (2001-2002) and Director
                                                        (2002) for Janus International Holding,
                                                        Inc.; Managing Director, Treasurer and Head
                                                        of Corporate Finance and Reporting
                                                        (1998-2001) for Putnam Investments; and
                                                        Senior Vice President of Financial Planning
                                                        and Analysis (1996-1998) for Lehman
                                                        Brothers, Inc.
---------------------------------------------------------------------------------------------------
 Heidi J.          Vice President       4/00-Present    Vice President and Assistant General
 Walter***                                              Counsel to Janus Capital and Janus Services
 100 Fillmore                                           LLC. Formerly, Vice President and Senior
 Street                                                 Legal Counsel (1995- 1999) for Stein Roe &
 Denver, CO 80206                                       Farnham, Inc.
 Age 35
---------------------------------------------------------------------------------------------------


  * Officers are elected annually by the Trustees for a one-year term.

 ** Represents the time served for the Trust. The Officers commenced service for Janus Small Cap Value Fund as of the reorganization date.


*** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to the Fund's objective(s), policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.   5
 COMMITTEE    process, the system of internal      (Chairman)
              control, the audit process, and the  Dennis B. Mullen
              Trusts' process for monitoring       William D. Stewart
              compliance with investment
              restrictions and applicable laws
              and the Trusts' Code of Ethics. The
              Committee's review of the audit
              process includes, among other
              things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services above
              a certain cost threshold.
-----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe          4
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
-----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger     7
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with each Trust's Money Market Fund  James T. Rothe
              Procedures.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Dennis B. Mullen        5
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          John W. McCarter, Jr.
 COMMITTEE    planning Trustee meetings, and       William D. Stewart
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
-----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart      8
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          James T. Rothe
              quotations are not readily           Martin H. Waldinger
              available, pursuant to procedures
              adopted by the Trustees.
-----------------------------------------------------------------------------------------



               The table below gives the dollar range of shares of the Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. As of December 31, 2002, none of the Trustees owned shares of the Fund, as the Fund did not commence operations until April 17.



-----------------------------------------------------------------------------------------------------
                                                                           AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT
                                               DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY
NAME OF TRUSTEE                                SECURITIES IN THE FUND      TRUSTEE IN JANUS FUNDS
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
 THOMAS H. BAILEY                                         None                   Over $100,000
-----------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
 WILLIAM F. MCCALPIN                                      None                   Over $100,000
-----------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.                                    None                   Over $100,000
-----------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN                                         None                   Over $100,000
-----------------------------------------------------------------------------------------------------
 JAMES T. ROTHE                                           None                   Over $100,000
-----------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART                                       None                   Over $100,000
-----------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER                                      None                   Over $100,000
-----------------------------------------------------------------------------------------------------


               As of December 31, 2002, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors LLC, or their control persons.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds.




                                               Aggregate Compensation       Total Compensation
                                                 From the Fund for       From the Janus Funds for
                                                    Period ended            calendar year ended
Name of Person, Position                        October 31, 2003(1)        December 31, 2002(2)
--------------------------------------------------------------------------------------------------
Interested Trustee
  Thomas H. Bailey, Chairman and Trustee(3)            $    0                    $      0
Independent Trustees
  William F. McCalpin, Trustee(4)                      $2,562                    $108,334
  John W. McCarter, Jr., Trustee(4)                    $2,562                    $ 94,334
  Dennis B. Mullen, Trustee                            $2,562                    $183,667
  James T. Rothe, Trustee                              $2,562                    $176,667
  William D. Stewart, Trustee                          $2,562                    $176,667
  Martin H. Waldinger, Trustee                         $2,562                    $176,667



(1) The aggregate compensation for this Fund is estimated for the period ended October 31, 2003 and for the Fund's first full year (November 1, 2003 through October 31, 2004) as follows: Thomas H. Bailey: $0; William F.
    McCalpin: $4,729; John W. McCarter, Jr.: $4,729; Dennis B. Mullen: $4,729; James T. Rothe: $4,729; William D. Stewart: $4,729; and Martin H. Waldinger:
    $4,729.

(2) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.

(3) Mr. Bailey is being treated as an interested person of the Fund and Janus Capital and is compensated by Janus Capital.




(4) Mr. McCalpin and Mr. McCarter were appointed as Trustees in June 2002. Therefore, they did not receive any compensation from the Janus Funds prior to June 2002.



               The following table shows the estimated annual aggregate compensation to be paid to each member of the Advisory Board for the Fund, as well as the total compensation from the Janus Funds during such period.



                                               Aggregate Compensation      Total Compensation
Name of Person, Position                           from the Fund          from the Janus Funds
-------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board Member         $16,736                    $30,000
Harry T. Lewis, Jr., Advisory Board Member            $16,736                    $30,000
Michael Owen, Advisory Board Member                   $16,736                    $30,000
Albert C. Yates, Advisory Board Chairman              $16,736                    $30,000

PURCHASE OF SHARES
--------------------------------------------------------------------------------

               Although the Fund is closed, certain investors may continue to invest in the Fund and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Shares of the Fund are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received and accepted by the Fund. The Shareholder's Manual section of the Fund's Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION


               As stated in the Fund's Prospectus, the net asset value ("NAV") of each class of Fund shares is determined once each day the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of each class of the Fund is determined by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").



               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per Share of each class, then that security may be valued in good faith under the Valuation Procedures.


FORMER DISTRIBUTION PLAN


               Under a former distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act, the Investor Shares class of Berger Small Cap Value Fund provided for the payment to Berger Financial of a 12b-1 fee of 0.25% per annum of the Fund's Investor Shares' average daily net assets to finance activities primarily intended to result in the sale of those shares. The plan provides that such payments will be made to Berger Financial as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Fund. The Plan was intended to benefit the Investor Shares class of the Fund by attracting new assets into the class and thereby affording potential cost reductions due to economies of scale. Berger Financial waived a portion of the 12b-1 fee by the amount such fee was not used in connection with the distribution or servicing of the Investor Shares during any period in which the Fund remained closed to new investors.



               For the fiscal year ended September 30, 2002, Investor Shares paid $4,152,000 (net of waivers) to Berger Financial pursuant to the Plan. The Plan will be terminated as of the effective date of the reorganization.


REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on the Fund's shares are reinvested automatically in additional shares of the Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

               Procedures for selling shares are set forth in the Shareholder's Manual section of the Fund's Prospectus. Shares normally will be sold for cash, although the Fund retains the right to sell some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Fund to sell its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Fund's Prospectus and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375.

ONLINE AND TELEPHONE TRANSACTIONS

               As stated in the Prospectus, shareholders may initiate a number of transactions at janus.com and by telephone. The Fund, its transfer agent and its distributor disclaim responsibility for the authenticity of instructions received at janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online at janus.com and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or the Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Fund.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

               The Fund offers several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Fund offers a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit janus.com, call a Janus Representative or write to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------


               It is a policy of the Fund to make distributions of substantially all of its investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. Janus Small Cap Value Fund declares and makes annual distributions of income (if any). The Fund intends to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government Securities).


               The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Fund that qualifies under Section 853 of the Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made, foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of March 31, 2003, prior to the reorganization of Berger Small Cap Value Fund into Janus Small Cap Value Fund, the following shareholders owned 5% or more of the Investor Shares of Berger Small Cap Value Fund:



                                                                             Percentage
Shareholder                           Address                                Ownership
----------------------------------------------------------------------------------------
Charles Schwab & Co, Inc.             Reinvest Account                         10.28%
                                      Attn:Mutual Funds Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
Merrill Lynch Pierce Fenner & Smith   For the Sole Benefit of Customers        11.23%
  Inc.                                Attn:Fund Admn 98730
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL 32246
National Financial Services Corp      For the Exclusive Benefit of             22.05%
                                      Customers
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281-5500
Northern Trust Co.                    FBO Triad Hospitals Inc.                  6.20%
                                      PO Box 92994
                                      Chicago, IL 60675-2956



               As of March 31, 2003, the following shareholders owned 5% or more of the Institutional Shares of Berger Small Cap Value Fund:



                                                                             Percentage
Shareholder                           Address                                Ownership
----------------------------------------------------------------------------------------
Charles Schwab & Co, Inc.             Reinvest Account                         10.33%
                                      Attn:Mutual Funds Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
JPMorgan Chase Bank                   Customer Super Saver Capital             12.40%
                                      Accumulation
                                      Plan for EE of Participating AMR Co
                                      Subsidiaries
                                      4 New York Plaza, 2nd Floor
                                      New York, NY 10004-2413
National Financial Services Corp      For the Exclusive Benefit of             10.46%
                                      Customers
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281-5500



               For Charles Schwab & Co, Inc. and National Financial Services Corp., it is believed that this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.



               To the knowledge of the Fund, no other shareholder owned 5% or more of the outstanding Shares of the Fund as of March 31, 2003.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

               The Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 27 separate series, two of which offer two classes of shares and three of which currently offer three classes of shares. Additional series and/or classes may be created from time to time.


               The Fund was formed from the reorganization of Berger Small Cap Value Fund (Investor Shares and Institutional Shares) of Berger Omni Investment Trust into Janus Small Cap Value Fund of Janus Investment Fund. Berger Small Cap Value Fund had a fiscal year end of September 30. As soon as practicable following the reorganization, the Fund will change its fiscal year end to October 31.


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST


               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of the Fund are fully paid and nonassessable when issued. All shares of the Fund participate equally in dividends and other distributions by the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books. The Fund currently offers two classes of shares.


SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.




VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds vote together as a single group, except where a separate vote of one or more Fund or class is required by law or where the interests of one or more Fund or class are affected differently from other Funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

               The Trust may in the future seek to achieve the Fund's objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Fund, audit the Fund's annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1+T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1+T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula: P(1+T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).

               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

               It is currently contemplated that before Janus Small Cap Value Fund commences operations, all of the assets of Berger Small Cap Value Fund will be transferred to the Fund in a tax-free reorganization. All performance information presented for the Fund represents the performance of the Berger Small Cap Value Fund.


               The average annual total return before taxes of the Janus Small Cap Value Fund, computed as of September 30, 2002, is shown in the table below:




                                                                          Average Annual Total Return
                                                                                (Before Taxes)
                                                  Date        Number      ---------------------------
                                                Available    of Months      One       Five      Ten
Fund Name                                       for Sale    in Lifetime     Year     Years     Years
-----------------------------------------------------------------------------------------------------
Janus Small Cap Value Fund
  - Investor Shares                              2/14/97       67.5       (2.52%)    6.87%    15.65%
  - Institutional Shares                         2/14/97       67.5       (2.13%)    7.23%    15.86%


               Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of the Fund, computed as of September 30, 2002, is shown in the table below:




                                                                              Average Annual Return
                                                                          (After Taxes on Distributions)
                                                  Date        Number      ------------------------------
                                                Available    of Months       One       Five       Ten
Fund Name                                       for Sale    in Lifetime     Year       Years     Years
--------------------------------------------------------------------------------------------------------
Janus Small Cap Value Fund
  - Investor Shares                              2/14/97       67.5        (5.06%)     4.53%     12.61%
  - Institutional Shares                         2/14/97       67.5        (4.75%)     4.77%     12.76%


               Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of the Fund, computed as of September 30, 2002, is shown in the table below:




                                                                               Average Annual Total
                                                                              Return (After Taxes on
                                                                                Distributions and
                                                                                   Redemption)
                                                     Date        Number      ------------------------
                                                   Available    of Months      One     Five     Ten
Fund Name                                          for Sale    in Lifetime    Year     Years   Years
-----------------------------------------------------------------------------------------------------
Small Cap Value Fund
  - Investor Shares                                 2/14/97       67.5       (0.52%)   4.61%   11.84%
  - Institutional Shares                            2/14/97       67.5       (0.27%)   4.84%   11.99%


               Quotations of the Fund's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                      YIELD = 2[(a - b + 1)(6) - 1]
                                 -----
                                  cd

                where      a      =    dividend and interest income
                           b      =    expenses accrued for the period (net of
                                       reimbursements)
                           c      =    average daily number of shares outstanding
                                       during the period that were entitled to receive
                                       dividends
                           d      =    maximum net asset value per share on the last
                                       day of the period

               From time to time in advertisements or sales material, the Fund may discuss its performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine,

               Kiplinger's, or Smart Money. The Fund may also compare its performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Midcap Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Credit Index, the Lehman Brothers 1-3 Year Government/Credit Index, the Lehman Brothers High Yield Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index, the Russell Midcap Index, the Russell 2000 Value Index and the NASDAQ composite. In addition, the Fund may compare its total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Fund and such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT OF BERGER SMALL CAP VALUE FUND



               The following audited financial statements for the period ended September 30, 2002 are hereby incorporated into this SAI by reference to the Fund's Annual Report dated September 30, 2002 insofar as such financial statements relate to the Berger Small Cap Value Fund:


               Schedule of Investments as of September 30, 2002

               Statement of Operations for the period ended September 30, 2002

               Statement of Assets and Liabilities as of September 30, 2002

               Statements of Changes in Net Assets for the periods ended September 30, 2002 and 2001

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Report of Independent Accountants


               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES


                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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

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 96

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

                                  [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                                            April 17, 2003



                             JANUS INVESTMENT FUND

                            JANUS MID CAP VALUE FUND
                                INVESTOR SHARES
                              INSTITUTIONAL SHARES

                      Statement of Additional Information


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current prospectus for the Investor Shares Class and Institutional Shares Class (collectively, the "Shares") of the Janus Mid Cap Value Fund (the "Fund") which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Janus Capital Management LLC ("Janus Capital") is the investment manager of the Fund. In addition, Perkins, Wolf, McDonnell and Company ("Perkins") is the investment subadviser for the Fund and is responsible for the Fund's day-to-day operations.



     It is currently contemplated that before the Fund commences operations, it will participate in a tax-free reorganization with Berger Mid Cap Value Fund. If the reorganization is approved by the shareholders of the Berger Mid Cap Value Fund, it is currently expected that the reorganization will occur on or about April 17, 2003. In addition, the Annual Report of the Berger Mid Cap Value Fund, which contain important financial information about the Fund, is incorporated by reference into this SAI and is also available without charge by calling 1-800-525-3713 or by writing the Fund at the address shown on the back cover of this SAI. Accordingly, the performance and financial information for the Fund assumes that its reorganization with Berger Mid Cap Value Fund will occur.



     For Institutional Shares only, the Fund is closed. Current investors may continue to invest in the Fund and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. See the "Shareholder's Manual" section of the Fund's Prospectus for more details. The Fund may sell its Institutional Shares to new investors at some future date, but it has no present intention to do so.



     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated April 17, 2003 which is incorporated by reference into this SAI and may be obtained from the Trust on janus.com, by calling 1-800-525-3713, or by writing the Fund at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus.

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

TABLE OF CONTENTS
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
                Classification, Investment Policies and
                Restrictions,
                and Investment Strategies and Risks..............    2
                Investment Adviser and Subadviser................   42
                Custodian, Transfer Agent
                and Certain Affiliations.........................   55
                Portfolio Transactions and Brokerage.............   57
                Trustees and Officers............................   62
                Purchase of Shares...............................   74
                   Net Asset Value Determination.................   74
                   Former Distribution Plan......................   75
                   Reinvestment of Dividends and Distributions...   76
                Redemption of Shares.............................   77
                Shareholder Accounts.............................   78
                   Online and Telephone Transactions.............   78
                   Systematic Redemptions........................   78
                Tax-Deferred Accounts............................   80
                Income Dividends,
                Capital Gains Distributions and Tax Status.......   82
                Principal Shareholders...........................   83
                Miscellaneous Information........................   84
                   Shares of the Trust...........................   85
                   Shareholder Meetings..........................   85
                   Voting Rights.................................   85
                   Master/Feeder Option..........................   86
                   Independent Accountants.......................   86
                   Registration Statement........................   86
                Performance Information..........................   87
                Financial Statements.............................   91
                Appendix A.......................................   92

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CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES
AND RISKS

--------------------------------------------------------------------------------

CLASSIFICATION

               The Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Mid Cap Value Fund is classified as diversified.


SUBADVISER



               Perkins, Wolf, McDonnell and Company ("Perkins") is the subadviser for Janus Mid Cap Value Fund.


INVESTMENT POLICIES AND RESTRICTIONS

               The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or a particular class of shares if a matter affects just the Fund or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.

               (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               The Fund may not:

               (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities).

               (3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               (7) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

               As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

               The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations, except that the Fund may enter into futures contracts and related options for purposes other than for bona fide hedging as permitted under CFTC Rule 4.5; and
               (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Fund may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Fund may engage in "naked" short sales, which involve selling a security that the Fund borrows and does not own. The total market value of all of the Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) The Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (f) The Fund may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For the purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Cash Position

               As discussed in the Prospectus, the Fund's cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

ILLIQUID INVESTMENTS

               The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of the Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

               The Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Fund may not be able to sell such investments when the portfolio managers deem it appropriate to do so due to restrictions on their sale. In addition, the Fund may be forced to sell its venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Fund may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in the Fund's NAV.

SECURITIES LENDING

               Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Fund will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus Capital to the extent consistent with exemptive relief obtained by the SEC.


FOREIGN SECURITIES



               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:



               CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.



               POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.



               REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.



               MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.



               TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.


SHORT SALES

               The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.


               The Fund may also engage in "naked" short sales. In a naked short sale transaction, the Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, the Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. The Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, the Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. The Fund will engage in naked short sales when its portfolio managers anticipate that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and the Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of the Fund's naked short sale positions will not exceed 8% of its assets.


ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES


               Within the parameters of its specific investment policies, the Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES


               The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.


               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.



               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.


               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers will consider estimated prepayment rates in calculating the average weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit.

               Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.


               The Fund also may invest in pass through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund's Prospectus may apply.


Investment Company Securities

               From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

               Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Depositary Receipts

               The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them.

               EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.


               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund's Prospectus.


MUNICIPAL OBLIGATIONS

               The Fund may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia.

               The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

OTHER INCOME-PRODUCING SECURITIES

               Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts.

               Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               In order to most effectively use these investments, the portfolio managers must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers incorrectly forecast such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

               In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               The Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

HIGH-YIELD/HIGH-RISK BONDS


               The Fund does not intend to invest 20% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Rating Service or Ba or lower by Moody's Investor Service, Inc.) Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


               The Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in the Fund's limit on investments in bonds rated below investment grade unless its portfolio managers deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund's portfolio managers will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.


               Please refer to the "Explanation of Rating Categories" section of this Statement of Additional Information for a description of bond rating categories.

DEFAULTED SECURITIES

               The Fund will invest in defaulted securities only when its portfolio managers believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in the Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' beliefs about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               DISPOSITION OF PORTFOLIO SECURITIES. Although the Fund generally will purchase securities for which its portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

               FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian.


               The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the Fund intends to comply with the requirements of CFTC Rule 4.5. Rule 4.5 currently provides that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The CFTC recently proposed amendments to Rule
               4.5 that also would permit the Fund to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of the Fund's portfolio. The CFTC has indicated that the Fund may currently rely on this alternative test, pending adoption of the final amendments to Rule 4.5.


               Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. The Fund may also use this technique with respect to an individual company's stock. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if the Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If the Fund owns bonds and the portfolio managers expect interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers expect interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio managers' investment judgement proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Fund's portfolio managers must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.


               OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.


               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Currently, the Fund does not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.


               The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio managers' projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

               The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

               The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

               A put option written by the Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

               The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio managers believe that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The

               Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

               The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

               EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions,

               (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER AND SUBADVISER
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

               As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928.


               Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


               The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund. As discussed below, Janus Capital has delegated certain of these duties to Perkins pursuant to a subadvisory agreement between Janus Capital and Perkins.


               The Fund pays custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not interested persons of Janus Capital, costs of preparing, printing and mailing the Fund's Prospectus and SAI to current shareholders and other costs of complying with applicable laws regulating the sale of Fund shares.

               The Fund has entered into an administrative services agreement under which the Fund compensates Janus Capital for certain administrative services such as internal accounting, recordkeeping, and blue sky monitoring and registration services by a monthly payment of a fee at the annual rate of 0.05% of the average daily net assets of the Fund. Prior to the reorganization, the Fund had entered into an administrative services agreement with Berger Financial Group LLC ("Berger Financial"). Berger Financial provided administrative services to the Fund at no cost.



               The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of the Fund, with the provision that 50% of this fee, (net of any reimbursement of expenses incurred or fees waived by Janus Capital) is payable directly by the Fund to Perkins, the Fund's subadviser.



               The following table shows the total dollar amounts of advisory fees paid by the Berger Mid Cap Value Fund before its reorganization into the Fund for the periods indicated. Each class of shares bears pro rata its share of the Fund's investment advisory fee based on assets. Information is based on the advisory fee rates formerly charged by the Fund's former adviser, Berger Financial.



JANUS MID CAP VALUE FUND


(formerly known as BERGER MID CAP VALUE FUND)



                                                                Investment
Fiscal Year Ended September 30                                 Advisory Fee
----------------------------------------------------------------------------
2002                                                            $4,360,000
2001                                                            $  754,000
2000                                                            $  191,000



SUBADVISER-PERKINS, WOLF, MCDONNELL AND COMPANY



               Janus Capital has entered into a subadvisory agreement ("Subadvisory Agreement") on behalf of Janus Mid Cap Value Fund with Perkins, Wolf, McDonnell and Company ("Perkins"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois, 60604. Perkins was the subadviser to the Fund's predecessor until the reorganization of the Berger Mid Cap Value Fund into the Fund. Perkins (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and conditions;
               (iii) maintains all books and records required under federal securities law; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.



               Perkins has been in the investment advisory business since 1984. Perkins serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has agreed to take a 30% ownership stake in Perkins' investment advisory business subject to certain conditions. In connection with this transaction, Perkins has formed Perkins, Wolf and McDonnell LLC, a Delaware limited liability company ("Perkins LLC"). Perkins will contribute substantially all of the assets related to its investment advisory business to Perkins LLC immediately prior to the acquisition. The officers, directors and investment personnel of Perkins LLC will not change as a result of the acquisition except that Janus Capital will have the right to elect one of three members of the board of managers of Perkins LLC. This transaction is expected to close in April 2003.



               Under the Subadvisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.



               The Subadvisory Agreement with Perkins will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Independent Trustees of the Fund. The Subadvisory Agreement is subject to termination by the Fund or Perkins on 60 days' written notice, or material breach of Janus Capital or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.



               The post-acquisition Subadvisory Agreement with Perkins LLC is substantially the same as the Subadvisory Agreement with Perkins except that Perkins LLC may not terminate the Agreement without cause prior to the second anniversary after the acquisition date and then only upon three years' notice. In addition, Janus Capital or the Trust may terminate the Agreement without cause upon sixty days' written notice. All other termination provisions described above apply.



               In connection with Janus Capital's acquisition of an ownership interest in Perkins LLC, Janus Capital and Perkins LLC entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the development, marketing and servicing of products. Among other things, Janus Capital agrees that it will not terminate, or recommend to the Trustees that they terminate, the Subadvisory Agreement with Perkins LLC. Among other things, Perkins LLC agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate without cause. Accordingly, both Janus Capital and Perkins LLC have financial incentives to maintain the relationship between the parties.



               During the former fiscal years ended September 30, 2000, 2001 and 2002, Berger Financial paid subadvisory fees to Perkins of $84,908, $376,173 and $2,154,759, respectively.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT




               JANUS FUNDS BOARD OF TRUSTEES



               In approving the Fund's Advisory Agreement, the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates. Among other things, the Trustees considered information about:



               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the
                 Fund), resources and investment process;



               - the term of the Advisory Agreement;



               - the scope and quality of the services that Janus Capital will provide to the Fund;



               - the historical investment performance of comparable funds managed by other advisers over various periods;



               - the advisory fee rates payable to Janus Capital by the Fund and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;



               - the total expense ratio of the Fund and of comparable funds managed by other advisers;



               - compensation payable by the Fund to affiliates of Janus Capital for other services;



               - the profitability to Janus Capital and its affiliates of their relationships with the Fund; and



               - Janus Capital's use of the Fund's brokerage transactions to obtain research benefiting the Fund or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Fund.



               In addition, the Independent Trustees received the advice of independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, on

               December 10, 2002, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.



               BERGER FUNDS BOARD OF TRUSTEES



               The Trustees considered a number of factors in reviewing the new Advisory Agreement with Janus Capital, including:



               - Janus Capital's commitment to continue the investment
                 philosophies of the Fund through the existing subadvisory relationship and the continued employment of the same investment management team;



               - Janus Capital's ability to expand the marketing efforts of the
                 Fund through its marketing and distribution networks;



               - Janus Capital's ability to provide trading, administrative, legal and accounting support to the Fund;



               - Janus Capital's commitment to maintain the same or a lower overall expense ratio for the Fund;



               - the expanded range of exchange opportunities that would be available to shareholders as members of the larger Janus family of funds;



               - the similarities and differences between the former Advisory
                 Agreement and the new Advisory Agreement;



               - the nature and quality of the services provided by Janus
                 Capital to funds already managed by Janus Capital. In reviewing the quality of services provided to those funds, the Trustees considered comparative information;



               - the financial condition and profitability of Janus Capital, the quality and depth of Janus Capital's organization in general and its ability to use economies of scale to contain the expenses of the Fund;

               - the soft-dollar practices of Janus Capital;



               - other services to be provided to the Fund by Janus Capital, such as marketing, distribution, administrative services, shareholder services, assistance in meeting legal and regulatory requirements, and other services necessary for the Fund's operations; and



               - the fees to be paid to Janus Capital for its investment
                 advisory services to the Fund (in isolation and in conjunction with the proposed subadvisory fees), as well as compensation to be paid to Janus Capital (or its affiliates) for nonadvisory services provided to the Fund. In connection with their review of such fees, the Trustees reviewed information comparing the advisory fee rate of the new Advisory Agreement with the former rate and those of comparable funds.



               Based on its review, the Trustees, including the Independent Trustees, concluded that the proposed advisory fees and other expenses of the Fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders should receive reasonable value in return for paying such fees and expenses.



               Based on the foregoing, at a meeting held on November 26, 2002, the Trustees, including the Independent Trustees, voted to approve the new Advisory Agreement and to recommend it to shareholders for their approval. Shareholders approved the Investment Advisory Agreement at a special meeting held on March 7, 2003.



APPROVAL OF SUBADVISORY AGREEMENT



               JANUS FUNDS BOARD OF TRUSTEES



               The Subadvisory Agreements with Perkins and Perkins LLC, were unanimously approved by the vote of the Trustees cast in person at a meeting held December 10, 2002. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including:



               - information regarding Perkins and its personnel and investment processes;

               - the term of the Subadvisory Agreement;



               - the scope and quality of the services to be provided by
                 Perkins;



               - the historical investment performance of accounts managed by
                 Perkins;



               - the rate of fees to be paid to Perkins by the Fund and by other client accounts managed by Perkins;



               - the procedures followed by Perkins with respect to portfolio brokerage and trade allocations; and



               - information regarding Janus Capital's acquisition of an
                 ownership stake in Perkins LLC.



               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.



               BERGER FUNDS BOARD OF TRUSTEES



               Janus Capital has agreed to take a 30% ownership stake in Perkins investment advisory business subject to certain conditions. This transaction is expected to close in April 2003. In anticipation of this transaction between Perkins and Janus, the Trustees were asked to approve two Subadvisory Agreements, one with Perkins and one with Perkins LLC to take effect after the transaction. The terms of the Subadvisory Agreements are the same.



               In approving the Subadvisory Agreements, the Trustees considered factors similar to those considered in approving the new Advisory Agreement, to the extent applicable. The Trustees took into account the investment performance of Perkins as subadviser to the Fund and the plans of Perkins' management regarding its future operations. In addition, the Trustees requested and considered information regarding the proposed transaction between Perkins and Janus Capital, various provisions of control granted to Janus Capital over time and the potential impact of the transaction on the finances and operation of Perkins. The Trustees also considered Janus Capital's commitment to maintain the investment philosophy espoused by Perkins and its commitment to retain key investment personnel, including the current portfolio managers of the Fund.



               The Trustees received materials regarding Perkins and met with Perkins' management in person to discuss the effect of the Fund restructuring and the Unit Purchase Agreement and related agreements between Perkins and Janus Capital. The Trustees reviewed the nature and quality of the services provided by Perkins to the Fund, including Perkins' relative performance. The Trustees received information regarding the effect of the proposed transaction between Perkins and Janus Capital on Perkins' ability to deliver investment advisory services. In reviewing the fees to be paid to Perkins for its services, the Trustees reviewed information comparing the subadvisory fee rates of the new Perkins Subadvisory Agreements with the current rates and those for advisers of comparable funds.



               Based on the foregoing, at a meeting held on November 26, 2002, the Trustees concluded that the subadvisory fee rates to be paid to Perkins are fair and reasonable. The Trustees, including the Trustees who are not "interested persons" of Berger, Perkins, Janus Capital or the Trust, then voted to approve the new Perkins Subadvisory Agreements and to recommend them to shareholders for their approval. Shareholders approved both Subadvisory Agreements at a special meeting held on March 7, 2003.



ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND PERKINS



               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.



               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio managers believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio managers intend to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where the portfolio managers want to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.


               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd, lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.



               Perkins may buy and sell securities, or engage in other investments, on behalf of multiple clients, including the Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.


               Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


               Each account managed by Janus Capital or Perkins has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.





               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Fund; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.



               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Fund deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.



               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.



               Employees of Perkins are not subject to the Janus Code of Ethics. Perkins has adopted its own Code of Ethics (the "Code"), which Perkins has certified comply with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures which govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the

               Fund and to avoid serving their own personal interests ahead of the Fund and its shareholders.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund's securities and cash held outside the United States. The Fund's Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Fund.


               For transfer agency and other services, Janus Services receives an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. Janus Services also receives $4 per open shareholder account in the Fund. In addition, the Fund pays DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays postage and forms costs that a DST affiliate incurred in mailing Fund shareholder transaction confirmations. Due to differences in the shareholder base of Investor Shares and Institutional Shares, this transfer agency fee structure is expected to result in different overall transfer agency expenses incurred by each class. By written agreement, Janus Services has agreed until July 1, 2004 to waive the transfer agency payable by the Institutional Shares of the Fund so that the total expenses of the Institutional Shares do not exceed the total expenses of the Institutional Shares of Berger Mid Cap Value Fund. As of September 30, 2002, transfer agency fees paid on behalf of Investor Shares and Institutional Shares were $576,686 and $11 respectively.


               The Trustees have authorized the Fund to use an affiliate of DST as introducing broker for certain Fund portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay the Fund under its waiver agreement, and the Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


               Janus Capital places all portfolio transactions of the Fund solely upon the subadviser's direction.



               Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital and Perkins may be permitted to pay higher commissions for research services as described below. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.



               Janus Capital and Perkins consider a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market of the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses and the value of the research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital and Perkins may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital or Perkins determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities, purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital and Perkins in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Much of the research provided to Janus Capital and Perkins by broker-dealers would otherwise be available to Janus Capital and Perkins for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital and Perkins by or through broker-dealers. For example, Janus Capital and Perkins have arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial market, economic and fundamental data. Because Janus Capital and Perkins receive research from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions.





               During the former fiscal year ended September 30, 2002, of the brokerage commissions paid by Berger Mid Cap Value Fund prior to its reorganization into the Fund, the following amounts were paid to brokers who provided to the Fund selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the Fund:




Fund Name                                                   Commissions    Transactions
---------------------------------------------------------------------------------------
Janus Mid Cap Value Fund
  (formerly known as Berger Mid Cap Value Fund)              $272,000      $121,896,000



               Janus Capital and Perkins may use research products and services in servicing other accounts in addition to the Fund. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital or Perkins determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital or Perkins may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital or Perkins determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital and Perkins receive a benefit from research they receive from brokers; for this reason, Janus Capital and Perkins have an incentive to place trades with brokers who provide research products or services.





               Janus Capital and Perkins do not guarantee any brokers the placement of a pre-determined amount of securities transactions in return for the research or brokerage services they provide. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services earned from equity trades may be used for fixed-income clients. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including the Fund.



               Janus Capital and Perkins may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital or Perkins direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would help achieve best execution.


               Janus Capital may consider sales of Fund Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund Shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Fund (i) to the Fund or
               (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing Fund business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or Perkins better prices and executions will be achieved through the use of a broker.


               The Fund's Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.



               The following table lists the total amount of brokerage commissions paid by Berger Mid Cap Value Fund prior to its reorganization into the Fund for the former fiscal periods ending on September 30th of each year.



Fund Name                                                 2002         2001        2000
-----------------------------------------------------------------------------------------
Janus Mid Cap Value Fund
  (formerly known as Berger Mid Cap Value Fund)        $3,341,000    $563,000    $141,000



               No commissions or expenses were paid by the Fund to DSTS during the fiscal years ended September 30, 2000, 2001 and 2002.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the Trustees, Advisory Board and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, these three registered investment companies consist of 61 series or funds as of April 17, 2003.


               The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.


               The Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, are receiving assets from the Berger funds. The Advisory Board shall be designated by a majority vote of the Trustees and serve for a term of two years from the date of reorganization of the Berger family of funds into the Janus funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED*          THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey**   Chairman         6/69-Present     Formerly, President             61               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------



 * Represents the time served for the Trust. The Trustees commenced service for Janus Mid Cap Value Fund as of the reorganization date.


** The Fund is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED*          THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    61               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 45                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   61               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President                            Director of
 Age 64                                                 (1987-1997) of Booz-Allen &                      A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor. Formerly      61               Board member,
 100 Fillmore Street                                    (1997-1998) Chief Financial                      Red Robin
 Denver, CO 80206                                       Officer - Boston Market                          Gourmet
 Age 59                                                 Concepts, Boston Chicken,                        Burgers, Inc.
                                                        Inc., Golden, CO (a restaurant
                                                        chain).
------------------------------------------------------------------------------------------------------------------------



* Represents the time served for the Trust. The Trustees commenced service for Janus Mid Cap Value Fund as of the reorganization date.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED*          THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          61               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    61               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      61               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------



* Represents the time served for the Trust. The Trustees commenced service for Janus Mid Cap Value Fund as of the reorganization date.

------------------------------------------------------------------------------------------------------------------------
                                                     ADVISORY BOARD
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED*          THE PAST FIVE YEARS             ADVISORY BOARD   HELD
------------------------------------------------------------------------------------------------------------------------
 ADVISORY BOARD MEMBERS
------------------------------------------------------------------------------------------------------------------------
 Katherine A.         Advisory Board   4/03-present     General Partner/Managing        13               N/A
 Cattanach            Member                            Principal (since September
 100 Fillmore Street                                    1987), Sovereign Financial
 Denver, CO 80206                                       Services, Inc. (financial
 Age: 58                                                consulting and management
                                                        firm). Formerly, Vice Chair of
                                                        the Berger Funds (1994-2002).
------------------------------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.  Advisory Board   4/03-present     Lewis Investments (since June   13               Director, J.D.
 100 Fillmore Street  Member                            1988) (self-employed private                     Edwards & Co.
 Denver, CO 80206                                       investor). Formerly,                             (1995 to March
 Age: 70                                                Trustee/Director of the Berger                   2002).
                                                        Funds (1987-2002).                               Director,
                                                                                                         National Fuel
                                                                                                         Corporation
                                                                                                         (oil & gas
                                                                                                         production);
                                                                                                         Advisory
                                                                                                         Director,
                                                                                                         Otologics, LLC,
                                                                                                         (implantable
                                                                                                         hearing aid)
                                                                                                         (since 1999);
                                                                                                         Member of
                                                                                                         Community
                                                                                                         Advisory Board,
                                                                                                         Wells Fargo
                                                                                                         Bank-Denver
------------------------------------------------------------------------------------------------------------------------



 * On December 10, 2002, the Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, are receiving assets from the Berger funds (the "Reorganization"). The Advisory Board will be effective upon completion of the Reorganization and will be initially comprised of four of the current independent Trustees/Directors of the Berger family of funds. Members of the Advisory Board will be designated by a majority vote of the Janus Fund Trustees and serve for an expected term of two years from the date of the Reorganization.

------------------------------------------------------------------------------------------------------------------------
                                                     ADVISORY BOARD
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED*          THE PAST FIVE YEARS             ADVISORY BOARD   HELD
------------------------------------------------------------------------------------------------------------------------
 ADVISORY BOARD MEMBERS (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 Michael Owen         Advisory Board   4/03-Present     Dean of Zayed University        13               N/A
 100 Fillmore Street  Member                            (since September 2000).
 Denver, CO 80206                                       Formerly self-employed as a
 Age: 66                                                financial and management
                                                        consultant, and in real estate
                                                        development (from June 1999 to
                                                        September 2000). Dean (from
                                                        1993 to June 1999), and a
                                                        member of the Finance faculty
                                                        (from 1989 to 1993), of the
                                                        College of Business, Montana
                                                        State University. Formerly,
                                                        Chairman of the Board of the
                                                        Berger Funds (1968-2002).
------------------------------------------------------------------------------------------------------------------------
 Albert C. Yates      Advisory Board   4/03-Present     President (since 1990),         13               Member, Board
 100 Fillmore Street  Chairman                          Chancellor and Professor of                      of Directors,
 Denver, CO 80206                                       Chemistry-Department of                          Adolph Coors
 Age: 62                                                Chemistry, of Colorado State                     Company
                                                        University. Formerly,                            (brewing
                                                        Trustee/Director of the Berger                   company) (since
                                                        Funds (2000-2002).                               1998); Member,
                                                                                                         Board of
                                                                                                         Directors,
                                                                                                         Dominion
                                                                                                         Industrial
                                                                                                         Capital Bank
                                                                                                         (1999 to 2000);
                                                                                                         Member, Board
                                                                                                         of Directors,
                                                                                                         Centennial Bank
                                                                                                         of the West
                                                                                                         (since 2001)
------------------------------------------------------------------------------------------------------------------------



 * On December 10, 2002, the Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, are receiving assets from the Berger funds (the "Reorganization"). The Advisory Board will be effective upon completion of the Reorganization and will be initially comprised of four of the current independent Trustees/Directors of the Berger family of funds. Members of the Advisory Board will be designated by a majority vote of the Janus Fund Trustees and serve for an expected term of two years from the date of the Reorganization.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                            TERM OF
                                            OFFICE* AND
 NAME, AGE AND        POSITIONS HELD WITH   LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS              FUND                  TIME SERVED**  FIVE YEARS
--------------------------------------------------------------------------------------------------
 Thomas A. Early***   Vice President and    3/98-Present   Vice President, General Counsel, Chief
 100 Fillmore Street  General Counsel                      Corporate Affairs Officer and Secretary
 Denver, CO 80206                                          of Janus Capital and Janus Capital
 Age 48                                                    Group Inc.; Vice President, General
                                                           Counsel and Secretary of Janus Services
                                                           LLC, Janus Capital International LLC,
                                                           Janus Institutional Services LLC, Janus
                                                           Distributors LLC and the Janus
                                                           Foundation; Vice President, General
                                                           Counsel and Director to Janus
                                                           International (Asia) Limited and Janus
                                                           International Limited; Director for
                                                           Janus Capital Trust Manager Limited,
                                                           Janus World Principal Protected Funds
                                                           and Janus World Funds; and Board member
                                                           of Janus Global Funds SPC. Formerly,
                                                           Interim Director of Janus Capital
                                                           (2002-2003); Director (2001) of Janus
                                                           Distributors, Inc. and Janus Services,
                                                           Inc.; Vice President, General Counsel,
                                                           Secretary and Director (2000-2002) of
                                                           Janus International Holding, Inc.;
                                                           Executive Vice President and General
                                                           Counsel (1997-1998) of Prudential
                                                           Investments Fund Management LLC; and
                                                           Vice President and General Counsel
                                                           (1994-1997) of Prudential Retirement
                                                           Services.
--------------------------------------------------------------------------------------------------
 Anita E. Falicia***  Vice President,       10/02-Present  Vice President of Investment Accounting
 100 Fillmore Street  Chief Financial                      of Janus Capital. Formerly, Assistant
 Denver, CO 80206     Officer, Treasurer                   Vice President (2000-2002) of
 Age 34               and Principal                        Investment Accounting of Janus Capital
                      Accounting Officer                   or Janus Capital Corporation; Director
                                                           (1999-2000) of Investment Accounting of
                                                           Janus Capital Corporation; and Director
                                                           (1997-1999) of Fund Accounting of Janus
                                                           Capital Corporation.
--------------------------------------------------------------------------------------------------
 Bonnie M. Howe***    Vice President        12/99-Present  Vice President and Assistant General
 100 Fillmore Street                                       Counsel to Janus Capital, Janus
 Denver, CO 80206                                          Distributors LLC and Janus Services
 Age 37                                                    LLC. Formerly, Assistant Vice President
                                                           (1997-1999) and Associate Counsel
                                                           (1995-1999) for Janus Capital
                                                           Corporation and Assistant Vice
                                                           President (1998-2000) for Janus Service
                                                           Corporation.
--------------------------------------------------------------------------------------------------


  * Officers are elected annually by the Trustees for a one-year term.

 ** Represents the time served for the Trust. The Officers commenced service for Janus Mid Cap Value Fund as of the reorganization date.


*** "Interested person" of the Trust by virtue of positions with Janus Capital.

------------------------------------------------------------------------------------------------
                                            OFFICERS
------------------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND        POSITIONS HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS              FUND                 TIME SERVED**  FIVE YEARS
------------------------------------------------------------------------------------------------
 Kelley Abbott        Vice President and   12/99-Present  Vice President of Domestic Funds and
 Howes***             Secretary                           Assistant General Counsel of Janus
 100 Fillmore Street                                      Capital, Vice President and Assistant
 Denver, CO 80206                                         General Counsel of Janus Distributors
 Age 37                                                   LLC and Janus Services LLC. Formerly,
                                                          Assistant Vice President (1997-1999)
                                                          of Janus Capital Corporation; Chief
                                                          Compliance Officer, Director and
                                                          President (1997-1999) of Janus
                                                          Distributors, Inc.; and Assistant Vice
                                                          President (1998-2000) of Janus Service
                                                          Corporation.
------------------------------------------------------------------------------------------------
 David R.             Vice President       6/02-Present   Vice President and Chief Compliance
 Kowalski***                                              Officer of Janus Capital and Janus
 100 Fillmore Street                                      Distributors LLC; and Assistant Vice
 Denver, CO 80206                                         President of Janus Services LLC.
 Age 45                                                   Formerly, Senior Vice President and
                                                          Director (1985-2000) of Mutual Fund
                                                          Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------
 Loren M. Starr***    President and Chief  9/02-Present   Vice President and Chief Financial
 100 Fillmore Street  Executive Officer                   Officer of Janus Capital, Janus
 Denver, CO 80206                                         Capital Group Inc., Janus Services
 Age 41                                                   LLC, Janus Distributors LLC, Janus
                                                          Capital International LLC and Janus
                                                          Institutional Services LLC; Vice
                                                          President, Treasurer and Chief
                                                          Financial Officer of Janus
                                                          International Limited; Director of
                                                          Janus Capital Trust Manager Limited;
                                                          Janus World Principal Protected Funds
                                                          and Janus World Funds and Board member
                                                          of Janus Global Funds SPC. Formerly,
                                                          Interim Director of Janus Capital
                                                          (2002-2003); Vice President of
                                                          Finance, Treasurer, Chief Financial
                                                          Officer (2001-2002) and Director
                                                          (2002) for Janus International
                                                          Holding, Inc.; Managing Director,
                                                          Treasurer and Head of Corporate
                                                          Finance and Reporting (1998-2001) for
                                                          Putnam Investments; and Senior Vice
                                                          President of Financial Planning and
                                                          Analysis (1996-1998) for Lehman
                                                          Brothers, Inc.
------------------------------------------------------------------------------------------------


  * Officers are elected annually by the Trustees for a one-year term.

 ** Represents the time served for the Trust. The Officers commenced service for Janus Mid Cap Value Fund as of the reorganization date.


*** "Interested person" of the Trust by virtue of positions with Janus Capital.

------------------------------------------------------------------------------------------------
                                            OFFICERS
------------------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND        POSITIONS HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS              FUND                 TIME SERVED**  FIVE YEARS
------------------------------------------------------------------------------------------------
 Heidi J. Walter***   Vice President       4/00-Present   Vice President and Assistant General
 100 Fillmore Street                                      Counsel to Janus Capital and Janus
 Denver, CO 80206                                         Services LLC. Formerly, Vice President
 Age 35                                                   and Senior Legal Counsel (1995-1999)
                                                          for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------


  * Officers are elected annually by the Trustees for a one-year term.

 ** Represents the time served for the Trust. The Officers commenced service for Janus Mid Cap Value Fund as of the reorganization date.


*** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to the Fund's objective(s), policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.   5
 COMMITTEE    process, the system of internal      (Chairman)
              control, the audit process, and the  Dennis B. Mullen
              Trusts' process for monitoring       William D. Stewart
              compliance with investment
              restrictions and applicable laws
              and the Trusts' Code of Ethics. The
              Committee's review of the audit
              process includes, among other
              things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services above
              a certain cost threshold.
-----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe          4
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
-----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger     7
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with each Trust's Money Market Fund  James T. Rothe
              Procedures.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                           NUMBER OF
                                                                           MEETINGS HELD
                                                   MEMBERS                 DURING LAST
              FUNCTIONS                            (INDEPENDENT TRUSTEES)  FISCAL YEAR
-----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Dennis B. Mullen        5
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          John W. McCarter, Jr.
 COMMITTEE    planning Trustee meetings, and       William D. Stewart
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
-----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart      8
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          James T. Rothe
              quotations are not readily           Martin H. Waldinger
              available, pursuant to procedures
              adopted by the Trustees.
-----------------------------------------------------------------------------------------



               The table below gives the dollar range of shares of the Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. As of December 31, 2002, none of the Trustees owned shares of the Fund, as the Fund did not commence operations until April 17.



-----------------------------------------------------------------------------------------------------
                                                                           AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL
                                                                           REGISTERED INVESTMENT
                                               DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY
NAME OF TRUSTEE                                SECURITIES IN THE FUND      TRUSTEE IN JANUS FUNDS
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
 THOMAS H. BAILEY                                         None                   Over $100,000
-----------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
 WILLIAM F. MCCALPIN                                      None                   Over $100,000
-----------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.                                    None                   Over $100,000
-----------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN                                         None                   Over $100,000
-----------------------------------------------------------------------------------------------------
 JAMES T. ROTHE                                           None                   Over $100,000
-----------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART                                       None                   Over $100,000
-----------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER                                      None                   Over $100,000
-----------------------------------------------------------------------------------------------------


               As of December 31, 2002, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors LLC, or their control persons.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds.




                                               Aggregate Compensation       Total Compensation
                                                 From the Fund for       From the Janus Funds for
                                                    Period ended            calendar year ended
Name of Person, Position                        October 31, 2003(1)        December 31, 2002(2)
--------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey, Chairman and Trustee(3)              $    0                    $      0
Independent Trustees
William F. McCalpin, Trustee(4)                        $1,011                    $108,334
John W. McCarter, Jr., Trustee(4)                      $1,011                    $ 94,334
Dennis B. Mullen, Trustee                              $1,011                    $183,667
James T. Rothe, Trustee                                $1,011                    $176,667
William D. Stewart, Trustee                            $1,011                    $176,667
Martin H. Waldinger, Trustee                           $1,011                    $176,667



(1) The aggregate compensation from this Fund is estimated for the period ended October 31, 2003 and for the Fund's first full year (November 1, 2003 through October 31, 2004) as follows: Thomas H. Bailey: $0; William F.
    McCalpin: $1,867; John W. McCarter, Jr.: $1,867; Dennis B. Mullen: $1,867; James T. Rothe: $1,867; William D. Stewart: $1,867; and Martin H. Waldinger:
    $1,867.

(2) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.

(3) Mr. Bailey is being treated as an interested person of the Fund and Janus Capital and is compensated by Janus Capital.


(4) Mr. McCalpin and Mr. McCarter were appointed as Trustees in June 2002. Therefore, they did not receive any compensation from the Janus Funds prior to June 2002.



               The following table shows the estimated annual aggregate compensation to be paid to each member of the Advisory Board for the Fund, as well as the total compensation from the Janus Funds during such period.



                                               Aggregate Compensation      Total Compensation
Name of Person, Position                           from the Fund          from the Janus Funds
-------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board Member         $ 6,325                   $ 30,000
Harry T. Lewis, Jr., Advisory Board Member            $ 6,325                   $ 30,000
Michael Owen, Advisory Board Member                   $ 6,325                   $ 30,000
Albert C. Yates, Advisory Board Chairman              $ 6,325                   $ 30,000

PURCHASE OF SHARES
--------------------------------------------------------------------------------

               For Institutional Shares only, the Fund is closed. Certain investors may continue to invest in the Fund and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Shares of the Fund are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received and accepted by the Fund. The Shareholder's Manual section of the Fund's Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION


               As stated in the Fund's Prospectus, the net asset value ("NAV") of each class of Fund shares is determined once each day the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of each class of the Fund is determined by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").


               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per share of each class, then that security may be valued in good faith under the Valuation Procedures.

FORMER DISTRIBUTION PLAN


               Under a former distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act, the Investor Shares class of Berger Mid Cap Value Fund provided for the payment to Berger Financial of a 12b-1 fee of 0.25% per annum of the Fund's Investor Shares' average daily net assets to finance activities primarily intended to result in the sale of those shares. The Plan provides that such payments will be made to Berger Financial as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Fund. The Plan was intended to benefit the Investor Shares class of the Fund by attracting new assets into the class and thereby affording potential cost reductions due to economies of scale.



               For the fiscal year ended September 30, 2002, Investor Shares paid $1,409,000 to Berger Financial pursuant to the Plan. The Plan will be terminated as of the effective date of the reorganization.


REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on the Fund's shares are reinvested automatically in additional shares of the Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

               Procedures for selling shares are set forth in the Shareholder's Manual section of the Fund's Prospectus. Shares normally will be sold for cash, although the Fund retains the right to sell some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Fund to sell its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Fund's Prospectus and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375.

ONLINE AND TELEPHONE TRANSACTIONS

               As stated in the Prospectus, shareholders may initiate a number of transactions at janus.com and by telephone. The Fund, its transfer agent and its distributor disclaim responsibility for the authenticity of instructions received at janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online at janus.com and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or the Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Fund.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

               The Fund offers several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Fund offers a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit janus.com, call a Janus Representative or write to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------


               It is a policy of the Fund to make distributions of substantially all of its investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. Janus Mid Cap Value Fund declares and makes annual distributions of income (if any). The Fund intends to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government Securities).


               The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Fund that qualifies under Section 853 of the Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made, foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of March 31, 2003, prior to the reorganization of Berger Mid Cap Value Fund into Janus Mid Cap Value Fund, the following shareholder owned 5% or more of the Investor Shares of Berger Mid Cap Value Fund:



                                                                                  Percentage
Shareholder                                        Address                        Ownership
--------------------------------------------------------------------------------------------
National Financial Services Corp   For the Exclusive Benefit of Customers           12.56%
                                   200 Liberty Street
                                   5th Floor
                                   New York, NY 10281-5500



               As of March 31, 2003, the following shareholder owned more than 25% of the Investor Shares of Berger Mid Cap Value Fund:



                                                                                  Percentage
Shareholder                                        Address                        Ownership
--------------------------------------------------------------------------------------------
Charles Schwab & Co, Inc.          Reinvest Account                                 37.73%
                                   Attn: Mutual Funds Department
                                   101 Montgomery Street
                                   San Francisco, CA 94104-4122



               As of March 31, 2003, the following shareholder owned more than 25% of the Institutional Shares of Berger Mid Cap Value Fund:



                                                                                  Percentage
Shareholder                                        Address                        Ownership
--------------------------------------------------------------------------------------------
Charles Schwab & Co, Inc.          Reinvest Account                                 91.04%
                                   Attn: Mutual Funds Department
                                   101 Montgomery Street
                                   San Francisco, CA 94104-4122



               For Charles Schwab & Co. Inc. and National Financial Services Corp., it is believed that this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.



               To the knowledge of the Fund, no other shareholder owned 5% or more of the outstanding Shares of the Fund as of March 31, 2003.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

               The Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 27 separate series, two of which offer two classes of shares and three of which currently offer three classes of shares. Additional series and/or classes may be created from time to time.


               The Fund was formed from the reorganization of Berger Mid Cap Value Fund (Investor Shares and Institutional Shares) of Berger Investment Portfolio Trust into Janus Mid Cap Value Fund of Janus Investment Fund. Berger Mid Cap Value Fund had a fiscal year end of September 30. As soon as practicable following the reorganization, the Fund will change its fiscal year end to October 31.


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST


               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of the Fund are fully paid and nonassessable when issued. All shares of the Fund participate equally in dividends and other distributions by the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books. The Fund currently offers two classes of shares.


SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.




VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds vote together as a single group, except where a separate vote of one or more Fund or class is required by law or where the interests of one or more Fund or class are affected differently from other Funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

               The Trust may in the future seek to achieve the Fund's objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Fund, audit the Fund's annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1+T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1+T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula: P(1+T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).

               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

               It is currently contemplated that before Janus Mid Cap Value Fund commences operations, all of the assets of Berger Mid Cap Value Fund will be transferred to the Fund in a tax-free reorganization. All performance information presented for the Fund represents the performance of Berger Mid Cap Value Fund.


               The average annual total return before taxes of the Janus Mid Cap Value Fund, computed as of September 30, 2002, is shown in the table below.




                                                                          Average Annual Total Return
                                                                                 (Before Taxes)
                                                  Date        Number      ----------------------------
                                                Available    of Months      One       Five    Life of
Fund Name                                       for Sale    in Lifetime     Year     Years      Fund
------------------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund
  - Investor Shares                              8/12/98       49.5       (1.96%)      N/A     14.08%
  - Institutional Shares                         8/12/98       49.5       (1.89%)      N/A     14.10%


               Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distributions; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of the Fund, computed as of September 30, 2002, is shown in the table below:




                                                                             Average Annual Total
                                                                              Return (After Taxes
                                                                               on Distributions)
                                                   Date        Number      -------------------------
                                                 Available    of Months      One     Five    Life of
Fund Name                                        for Sale    in Lifetime    Year     Years    Fund
----------------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund
  - Investor Shares                               8/12/98       49.5       (2.66%)    N/A    12.10%
  - Institutional Shares                          8/12/98       49.5       (2.59%)    N/A    12.12%


               Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of the Fund, computed as of September 30, 2002, is shown in the table below:




                                                                              Average Annual Total
                                                                             Return (After Taxes on
                                                                                 Distributions
                                                                                and Redemption)
                                                    Date        Number      ------------------------
                                                  Available    of Months     One     Five    Life of
Fund Name                                         for Sale    in Lifetime    Year    Years    Fund
----------------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund
  - Investor Shares                                8/12/98       49.5       (.95%)    N/A    10.81%
  - Institutional Shares                           8/12/98       49.5       (.90%)    N/A    10.83%


               Quotations of the Fund's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                      YIELD = 2[(a - b + 1)(6) - 1]
                                 -----
                                  cd

                where      a      =    dividend and interest income
                           b      =    expenses accrued for the period (net of
                                       reimbursements)
                           c      =    average daily number of shares outstanding
                                       during the period that were entitled to receive
                                       dividends
                           d      =    maximum net asset value per share on the last
                                       day of the period

               From time to time in advertisements or sales material, the Fund may discuss its performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine,

               Kiplinger's, or Smart Money. The Fund may also compare its performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Midcap Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Credit Index, the Lehman Brothers 1-3 Year Government/Credit Index, the Lehman Brothers High Yield Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index, the Russell Midcap Index, the Russell Midcap Value Index and the NASDAQ composite. In addition, the Fund may compare its total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Fund and such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT OF BERGER MID CAP VALUE FUND



               The following audited financial statements for the period ended September 30, 2002 are hereby incorporated into this SAI by reference to the Fund's Annual Report dated September 30, 2002 insofar as such financial statements relate to the Berger Mid Cap Value Fund:


               Schedule of Investments as of September 30, 2002

               Statement of Operations for the period ended September 30, 2002

               Statement of Assets and Liabilities as of September 30, 2002

               Statement of Changes in Net Assets for the periods ended September 30, 2002 and 2001

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Report of Independent Accountants


               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES


                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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

                                  [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                             JANUS INVESTMENT FUND
                           PART C - OTHER INFORMATION


ITEM 23. Exhibits



         Exhibit 1  (a)  Agreement and Declaration of Trust dated February 11,
                         1986, is incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (b) Certificate of Designation for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (c) Certificate of Designation for Janus Worldwide Fund is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (d) Certificate of Designation for Janus Twenty Fund is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (e) Certificate of Designation for Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (f) Certificate of Designation for Janus Intermediate Government Securities Fund filed as Exhibit 1(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                    (g) Certificate of Designation for Janus Venture Fund is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (h) Certificate of Designation for Janus Enterprise Fund is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (i) Certificate of Designation for Janus Balanced Fund is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (j) Certificate of Designation for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (k) Certificate of Designation for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (l) Certificate of Designation for Janus Mercury Fund is incorporated herein by reference to Exhibit 1(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (m) Certificate of Designation for Janus Overseas Fund is incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (n) Form of Amendment to the Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(n) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (o) Form of Certificate of Designation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 1(o) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (p) Form of Certificate of Designation for Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

                    (q) Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(q) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                    (r) Form of Certificate of Establishment and Designation for Janus Special Situations Fund filed as Exhibit 1(r) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

                    (s) Form of Amendment to Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(s) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                    (t) Certificate of Establishment and Designation for Janus Global Life Sciences Fund filed as Exhibit 1(t) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                    (u) Certificate of Establishment and Designation for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (v) Form of Certificate of Establishment and Designation for Janus Global Technology Fund is incorporated herein by referenced to Exhibit 1(v) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (w) Certificate of Establishment and Designation for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 1(w) to Post-Effective Amendment No. 88, filed on November 15, 1999 File No. 2-34393).

                    (x) Form of Certificate of Establishment and Designation for Janus Orion Fund is incorporated herein by reference to Exhibit 1(x) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                    (y) Certificate of Establishment and Designation for Janus Fund 2 filed as Exhibit 1(y) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                    (z) Certificate of Establishment and Designation for Janus Global Value Fund is incorporated herein by reference to Exhibit 1(z) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                    (aa) Form of Instrument dated July 31, 2001 amending the
                         Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(aa) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                    (bb) Amendment to Registrant's Agreement and Declaration of
                         Trust, dated October 18, 2001, is incorporated herein by reference to Exhibit 1(bb) to Post-Effective Amendment No. 102, filed on December 21, 2001 (File No. 2-34393).

                    (cc) Amended and Restated Agreement and Declaration of
                         Trust, dated January 31, 2002, is incorporated herein by reference to Exhibit 1(cc) to Post-Effective Amendment No. 103, filed on February 22, 2002 (File No. 2-34393).

                    (dd) Certificate of Establishment and Designation for Janus
                         Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 1(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (ee) Certificate of Establishment and Designation for Janus
                         Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393)

                    (ff) Form of Certificate of Establishment and Designation
                         for Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 1(ff) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (gg) Certificate of Establishment and Designation for Janus
                         Mid Cap Value Fund is incorporated herein by reference to Exhibit 1(gg) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (hh) Certificate of Re-Designation of Janus Strategic Value
                         Fund is incorporated here by reference to 1(hh) to Post-Effective Amendment No. 107, filed on February 28, 2003.

                    (ii) Amended and Restated Agreement and Declaration of
                         Trust, dated March 18, 2003, is filed herein as Exhibit 1(ii).

         Exhibit 2  (a)  Restated Bylaws are incorporated herein by reference to
                         Exhibit 2(a) Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

                    (b) First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

                    (c) Second Amendment to the Bylaws is incorporated herein by Reference to Exhibit 2(c) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (d) Third Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

         Exhibit 3  (a)  Specimen Stock Certificate for Janus Fund(1) is
                         incorporated herein by reference to Exhibit 4(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).


----------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                    (b) Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (c) Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (d) Specimen Stock Certificate for Janus Twenty Fund(1) is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (e) Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (f) Specimen Stock Certificate for Janus Intermediate Government Securities Fund(1) filed as Exhibit 4(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                    (g) Specimen Stock Certificate for Janus Venture Fund(1) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (h) Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (i) Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (j) Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

----------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                    (k) Specimen Stock Certificate for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (l) Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (m) Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (n) Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (o) Revised Specimen Stock Certificate for Janus Equity Income Fund is incorporated herein by reference to
                         Exhibit 4(o) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (p) Revised Specimen Stock Certificate for Janus Special Situations Fund filed as Exhibit 4(p) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                    (q) Specimen Stock Certificate for Janus Global Life Sciences Fund filed as Exhibit 4(q) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                    (r) Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 3(r) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (s) Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to
                         Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

         Exhibit 4  (a)  Investment Advisory Agreement for Janus Fund dated July
                         1, 1997, is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (b) Investment Advisory Agreements for Janus Growth and Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (c) Investment Advisory Agreements for Janus Twenty Fund and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (d) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (e) Investment Advisory Agreements for Janus Enterprise Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (f) Investment Advisory Agreements for Janus Federal Tax-Exempt Fund and Janus Mercury Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (g) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (h) Investment Advisory Agreements for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (i) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (j) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (k) Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (l) Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 5(l) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393), has been withdrawn.

                    (m) Investment Advisory Agreement for Janus Global Life Sciences Fund filed as Exhibit 5(m) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                    (n) Form of Investment Advisory Agreement for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (o) Form of Investment Advisory Agreement for Janus Global Technology Fund is incorporated herein by reference to
                         Exhibit 4(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (p) Investment Advisory Agreement for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                    (q) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(q) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (r) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(r) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (s) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Twenty Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(s) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (t) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (u) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Balanced Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (v) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (w) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to
                         Exhibit 4(w) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (x) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Life Sciences Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(x) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (y) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Technology Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(y) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (z) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Mercury Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(z) of Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (aa) Amendment dated January 31, 2000 to the Investment
                         Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(aa) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (bb) Amendment dated January 31, 2000 to the Investment
                         Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 4(bb) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393), has been withdrawn.

                    (cc) Amendment dated January 31, 2000 to the Investment
                         Advisory Agreement for Janus Strategic Value Fund dated September 14, 1999, is incorporated herein by reference to Exhibit 4(cc) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (dd) Amendment dated January 31, 2000 to the Investment
                         Advisory Agreement for Janus Venture Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (ee) Amendment dated January 31, 2000 to the Investment
                         Advisory Agreement for Janus Worldwide Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(ee) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (ff) Form of Investment Advisory Agreement for Janus Orion
                         Fund is incorporated herein by reference to Exhibit 4(ff) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                    (gg) Form of Investment Advisory Agreement for Janus Fund 2
                         filed as Exhibit 4(gg) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                    (hh) Form of Investment Advisory Agreement for Janus Global
                         Value Fund is incorporated herein by reference to
                         Exhibit 4(hh) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                    (ii) Form of Amendment dated July 31, 2001 to the Investment
                         Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, as amended January 31, 2000, is incorporated herein by reference to Exhibit 4(ii) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                    (jj) Form of Investment Advisory Agreement for Janus
                         Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 4(jj) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (kk) Form of Investment Advisory Agreement for Janus
                         Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(kk) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (ll) Form of Sub-Advisory Agreement for Janus Risk-Managed
                         Stock Fund is incorporated herein by reference to
                         Exhibit 4(ll) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (mm) Form of Investment Advisory Agreement for Janus Small
                         Cap Value Fund is incorporated herein by reference to
                         Exhibit 4(mm) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (nn) Form of Sub-Advisory Agreement for Janus Small Cap
                         Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(nn) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (oo) Form of Sub-Advisory Agreement for Janus Small Cap
                         Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(oo) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (pp) Form of Investment Advisory Agreement for Janus Mid Cap
                         Value Fund is incorporated herein by reference to
                         Exhibit 4(pp) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (qq) Form of Sub-Advisory Agreement for Mid Cap Value Fund
                         (pre-acquisition version) is incorporated herein by reference to Exhibit 4(qq) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (rr) Form of Sub-Advisory Agreement for Mid Cap Value Fund
                         (post-acquisition version) is incorporated herein by reference to Exhibit 4(rr) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

         Exhibit 5  (a)  Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (b) Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

         Exhibit 6       Not Applicable.

         Exhibit 7  (a)  Custodian Contract between Janus Investment Fund and
                         State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (b) Amendment dated April 25, 1990, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (c) Letter Agreement dated February 1, 1991, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (d) Custodian Contract between Janus Investment Fund and Investors Fiduciary Trust Company filed as Exhibit 8(d) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                    (e) Letter Agreement dated October 9, 1992, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (f) Letter Agreement dated April 28, 1993, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (g) Letter Agreement dated April 4, 1994, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (h) Form of Custody Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and United Missouri Bank, N.A. filed as
                         Exhibit 8(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393), has been withdrawn.

                    (i) Letter Agreement dated December 12, 1995, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                    (j) Amendment dated October 11, 1995, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

                    (k) Form of Amendment dated September 10, 1996, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                    (l) Letter Agreement dated September 10, 1996, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                    (m) Form of Subcustodian Contract between United Missouri Bank, N.A., and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                    (n) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(n) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

                    (o) Form of Letter Agreement dated September 14, 1998, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (p) Letter Agreement dated September 14, 1999, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                    (q) Global Custody Services Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. dated March 15, 1999 is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                    (r) Form of Letter Agreement dated April 3, 2000, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(r) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                    (s) Form of Letter Agreement dated September 26, 2000, regarding State Street Custodian Contract filed as
                         Exhibit 7(s) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                    (t) Amendment to State Street Bank and Trust Company Custodian Contract dated April 10, 2000 is incorporated herein by reference to Exhibit 7(t) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (u) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (v) Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (w) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (x) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (y) Form of Letter Agreement dated June 29, 2001, regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to Exhibit 7(y) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                    (z) Form of Letter Agreement dated July 31, 2001 regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to Exhibit 7(z) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                    (aa) Amendment to State Street Bank and Trust Company
                         Custodian Contract dated June 15, 2001 is incorporated herein by reference to Exhibit 7(aa) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393).

                    (bb) Amendment to State Street Bank and Trust Company
                         Custodian Contract dated June 21, 1988 is incorporated herein by reference to Exhibit 7(bb) to Post-Effective Amendment No. 103, filed on February 22, 2002 (File No. 2-34393).

                    (cc) Form of Letter Agreement regarding Citibank, N.A.
                         Custodian Contract is incorporated herein by reference to Exhibit 7(cc) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (dd) Form of Amendment to Subcustodian Contract between
                         Citibank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (ee) Form of Letter Agreement dated February 28, 2003,
                         regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference as Exhibit 7(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (ff) Form of Letter Agreement dated March 21, 2003,
                         regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference to Exhibit 7(ff) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

         Exhibit 8  (a)  Transfer Agency Agreement with Investors Fiduciary
                         Trust Company filed as Exhibit 9(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                    (b) Subagency Agreement between Janus Service Corporation and Investors Fiduciary Trust Company filed as Exhibit 9(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                    (c) Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                         Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (d) Transfer Agency Agreement dated December 9, 1994, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund filed as Exhibit 9(d) to Post-Effective Amendment No. 64, filed on February 8, 1995 (File No. 2-34393), has been withdrawn.

                    (e) Transfer Agency Agreement dated September 27, 1995, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund, Janus Tax-Exempt Money Market Fund, Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 70, filed on November 28, 1995 (File No. 2-34393).

                    (f) Letter Agreement dated December 21, 1995, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                    (g) Letter Agreement dated May 21, 1996, regarding Janus Service Corporation Transfer Agency Agreement is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 73, filed on May 28, 1996 (File No. 2-34393).

                    (h) Form of Amended Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated by reference to
                         Exhibit 9(h) to Post-Effective Amendment No. 77, filed on November 21, 1996 (File No. 2-34393).

                    (i) Letter Agreement dated September 10, 1996, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 9(i) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393), has been withdrawn.

                    (j) Letter Agreement dated September 9, 1997, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

                    (k) Form of Letter Agreement dated September 14, 1998, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                         Exhibit 8(k) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (l) Letter Agreement dated September 14, 1999, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                    (m) Form of Letter Agreement dated April 3, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                    (n) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 8(n) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                    (o) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                         Exhibit 8(o) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (p) Letter Agreement dated March 13, 2001, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(p) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                    (q) Form of Letter Agreement dated July 1, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(q) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                    (r) Form of Letter Agreement dated July 31, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(r) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                    (s) Form of Letter Agreement regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(s) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (t) Form of Administration Agreement with Janus Capital Corporation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 8(t) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (u) Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to
                         Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (v) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (w) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (x) Form of Agreement and Plan of Reorganization by and among Janus Investment Fund and Berger Omni Investment Trust is incorporated herein by reference to Exhibit 8(x) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (y) Form of Agreement and Plan of Reorganization by and among Janus Investment Fund and Berger Investment Portfolio Trust is incorporated herein by reference to
                         Exhibit 8(y) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (z) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 8(z) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (aa) Form of Agreement regarding Administrative Services
                         between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 8(aa) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

         Exhibit 9  (a)  Opinion and Consent of Messrs. Davis, Graham & Stubbs
                         with respect to shares of Janus Fund is incorporated herein by reference to Exhibit 10(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (b) Opinion and Consent of Fund Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to
                         Exhibit 10(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (c) Opinion and Consent of Fund Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (d) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (e) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (f) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (g) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Intermediate Government Securities Fund filed as Exhibit 10(g) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                    (h) Opinion and Consent of Fund Counsel with respect to shares of Janus Federal Tax-Exempt Fund and Janus Mercury Fund is incorporated herein by reference to
                         Exhibit 10(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (i) Opinion and Consent of Fund Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (j) Opinion and Consent of Fund Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(j) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (k) Opinion and Consent of Fund Counsel with respect to Institutional Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                         Exhibit 10(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (l) Opinion and Consent of Fund Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

                    (m) Opinion and Consent of Fund Counsel with respect to shares of Janus Equity Income Fund is incorporated herein by reference to Exhibit 10(m) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                    (n) Opinion and Consent of Fund Counsel with respect to shares of Janus Special Situations Fund filed as
                         Exhibit 10(n) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

                    (o) Opinion and Consent of Fund Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

                    (p) Opinion and Consent of Fund Counsel with respect to shares of Janus Global Life Sciences Fund filed as
                         Exhibit 10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                    (q) Opinion and Consent of Fund Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global Technology Fund is incorporated herein by reference to Exhibit 9(q) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (r) Opinion and Consent of Fund Counsel with respect to shares of Janus Strategic Value Fund is incorporated herein by reference to Exhibit 9(r) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (s) Opinion and Consent of Fund Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                    (t) Opinion and Consent of Fund Counsel with respect to shares of Janus Fund 2 filed as Exhibit 9(t) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                    (u) Opinion and Consent of Fund Counsel with respect to Janus Global Value Fund is incorporated herein by reference to Exhibit 9(u) to Post-Effective Amendment No. 98, filed on March 15, 2001. (File No. 2-34393).

                    (v) Opinion and Consent of Fund Counsel with respect to Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 9(v) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (w) Opinion and Consent of Fund Counsel with respect to Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 9(w) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (x) Opinion and Consent of Fund Counsel with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund dated April 17, 2003, is filed herein as Exhibit 8(x).

         Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

         Exhibit 11      Not Applicable.

         Exhibit 12      Not Applicable.

         Exhibit 13      Not Applicable.

         Exhibit 14 (a)  Form of plan for Janus Money Market Fund, Janus
                         Government Money Market Fund and Janus Tax-Exempt Money Market Fund pursuant to Rule 18f-3 setting forth the separate arrangement and expense allocation of each class of such Funds filed as Exhibit 18 to Post-Effective Amendment No. 66, filed on April 13, 1995 (File No. 2-34393), has been withdrawn.

                    (b) Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 69, filed on September 28, 1995 (File No. 2-34393).

                    (c) Amended and Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78, filed on December 16, 1996 (File No. 2-34393).

                    (d) Form of Amended and Restated Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated June 12, 2001 is incorporated herein by reference to Exhibit 14(d) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                    (e) Rule 18f-3 Plan for Janus Investment Fund with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 14(e) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

         Exhibit 15 (a)  Janus Ethics Rules filed as Exhibit 15 to
                         Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), have been withdrawn.

                    (b) Amended Janus Ethics Rules filed as Exhibit 15(b) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393), have been withdrawn.

                    (c) Amended Janus Ethics Rules filed as Exhibit 15(c) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393), have been withdrawn.

                    (d) Amended Janus Ethics Rules filed as Exhibit 15(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393), have been withdrawn.

                    (e) Code of Ethics and Statement of Personal Trading Policies for Enhanced Investment Technologies, LLC are incorporated herein by reference to Exhibit 15(e) to Post-Effective Amendment No. 105 filed on December 13, 2002 (File No. 2-34393).

                    (f) Code of Ethics and Statement of Personal Trading Policies for Perkins, Wolf, McDonnell and Company are incorporated herein by reference to as Exhibit 15(f) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (g) Amended Janus Ethics Rules filed as Exhibit 15(g) to Post-Effective Amendment No 107, filed on February 28, 2003 (File No. 2-32393), have been withdrawn.

                    (h) Amended Janus Ethics Rules are filed herein as Exhibit 15(h).

        Exhibit 16 Powers of Attorney dated as of June 18, 2002 are incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).


ITEM 24. Persons Controlled by or Under Common Control with Fund

         None

ITEM 25. Indemnification

         Article VI of Janus Investment Fund's Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their Fund office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 26. Business and Other Connections of Investment Adviser

         The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the Statements of Additional Information included in this Registration Statement.

         The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

Name and Principal                                                          Position with Adviser
Business Address             Adviser/Affiliated Entity Name                 or Affiliated Entity
----------------             ------------------------------                 --------------------

Robin C. Beery*              Janus Capital Group Inc.                       Vice President and Chief Marketing
                                                                            Officer
                             Janus Capital Management LLC                   Vice President and Chief Marketing
                                                                            Officer
                             The Janus Foundation                           President and Director

Name and Principal                                                          Position with Adviser
Business Address             Adviser/Affiliated Entity Name                 or Affiliated Entity
----------------             ------------------------------                 --------------------

James P. Goff*               Janus Capital Management LLC                   Vice President and Director of Research

R. Timothy Hudner*           Janus Capital Group Inc.                       Vice President and Chief Operations Officer
                             Janus Capital Management LLC                   Vice President and Chief Operations Officer
                             Janus Services LLC                             President

Mark B. Whiston*             Janus Capital Group Inc.                       Chief Executive Officer and President
                             Janus Capital Management LLC                   Chief Executive Officer and President
                             Janus Capital International LLC                Co-Chief Executive Officer and President
                             Janus International (Asia) Limited             President and Director
                             Janus International Limited                    President, Director and Chairman
                             Janus Institutional Services LLC               President
                             Janus Capital Trust Management Limited         Director
                             Janus World Funds Plc.                         Director
                             Janus World Principal Protected Funds          Director
                             Janus Global Funds SPC                         Board Member


*Principal address is 100 Fillmore Street, Denver, Colorado 80206-4928.

ITEM 27.  Principal Underwriters

     (a) Janus Distributors LLC ("Janus Distributors") serves as a principal underwriter for the Registrant, Janus Aspen Series and Janus Adviser Series.

     (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas A. Early, Bonnie M. Howe, Kelley Abbott Howes, David R. Kowalski and Loren M. Starr, officers and directors of Janus Distributors, are described under "Officers and Trustees" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

          Name                                      Position with Janus Distributors LLC
          ----                                      ------------------------------------
          Gregory A. Frost                          Vice President and Controller
          Matthew R. Luoma                          Vice President and Treasurer
          Douglas J. Laird                          Vice President
          Lars O. Soderberg                         President

          Mr. Frost, Mr. Luoma, Mr. Laird and Mr. Soderberg do not hold any positions with the Registrant. Their principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

     (c)  Not applicable.


ITEM 28.  Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC and Janus Services LLC, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928, and by State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351, and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, New York 10043.

ITEM 29.  Management Services

         The Fund has no management-related service contract which is not discussed in Part A or Part B of this form.

ITEM 30.  Undertakings

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 17th day of April, 2003.


                                       JANUS INVESTMENT FUND



                                       By: /s/ Loren M. Starr
                                          --------------------------------------
                                             Loren M. Starr, President and Chief
                                             Executive Officer

         Janus Investment Fund is organized under an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                                       Date
---------                                   -----                                       ----


/s/ Loren M. Starr                  President and Chief Executive               April 17, 2003
---------------------------         Officer (Principal Executive
Loren M. Starr                      Officer)

/s/ Anita E. Falicia                Vice President, Chief Financial             April 17, 2003
---------------------------         Officer and Treasurer
Anita E. Falicia                    (Principal Financial Officer and
                                    Principal Accounting Officer)

Thomas H. Bailey*                   Trustee                                     April 17, 2003
---------------------------
Thomas H. Bailey

William F. McCalpin*                Trustee                                     April 17, 2003
---------------------------
William F. McCalpin

John W. McCarter, Jr.*              Trustee                                     April 17, 2003
---------------------------
John W. McCarter, Jr.

Dennis B. Mullen*                   Trustee                                     April 17, 2003
---------------------------
Dennis B. Mullen

James T. Rothe*                     Trustee                                     April 17, 2003
---------------------------
James T. Rothe

William D. Stewart*                 Trustee                                     April 17, 2003
---------------------------
William D. Stewart

Martin H. Waldinger*                Trustee                                     April 17, 2003
---------------------------
Martin H. Waldinger



/s/ Thomas A. Early
------------------------------------
*By:     Thomas A. Early
         Attorney-in-Fact

                                INDEX OF EXHIBITS


EXHIBIT
NUMBER                            EXHIBIT TITLE
-------                           -------------

Exhibit  1(ii)    Amended and Restated Agreement and Declaration of Trust

Exhibit  9(x)     Opinion and Consent of Fund Counsel with respect to Janus Mid
                  Cap Value Fund and Janus Small Cap Value Fund

Exhibit 10        Consent of PricewaterhouseCoopers LLP

Exhibit 15(h)     Amended Janus Ethics Rules